Exhibit 99.1 2023

TABLE OF CONTENTS LETTER FROM OUR PRESIDENT AND CEO 3 00 OVERVIEW 4 ABOUT US 5 OUR APPROACH TO SUSTAINABILITY 6 ABOUT THIS REPORT 8 ESG HIGHLIGHTS 9 AWARDS AND RECOGNITION 10 01 IMPROVING COMMUNITY HEALTH 11 IMPROVING PATIENT OUTCOMES AND LOWERING COSTS 12 SUPPORTING THE HEALTH OF HISTORICALLY MARGINALIZED PATIENTS 13 IMPROVING HEALTH THROUGH COMMUNITY DEVELOPMENT 14 02 ETHICS AND COMPLIANCE 16 CORPORATE GOVERNANCE 17 ENTERPRISE RISK MANAGEMENT AND BUSINESS CONTINUITY 18 CYBER RISK MANAGEMENT, DATA SECURITY AND CUSTOMER PRIVACY 19 GOVERNMENT AFFAIRS AND ADVOCACY 20 03 OUR PEOPLE AND CULTURE 22 OUR PEOPLE FIRST PHILOSOPHY 23 DIVERSITY, EQUITY, INCLUSION AND BELONGING 26 04 RESPONSIBLE SUPPLY CHAIN 28 SUPPLY CHAIN SERVICES 29 SUPPLIER ETHICAL STANDARDS 30 PRODUCT QUALITY AND SAFETY 31 SUPPLY CHAIN ENVIRONMENTAL SUSTAINABILITY 32 SUPPLIER DIVERSITY 33 SUPPLIER RESILIENCY AND DISASTER RESPONSE 33 05 ENVIRONMENTAL STEWARDSHIP 34 ADDRESSING CLIMATE CHANGE 35 FACILITIES MANAGEMENT 36 FORWARD-LOOKING STATEMENTS This report contains forward-looking statements that are based on Premier’s current expectations and beliefs. All statements, other than statements of historical 06 APPENDIX 38 fact, are statements that could be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward- ESG DATA TABLE 39 looking statements involve known and unknown risks, uncertainties, and other factors that may be out of the company’s control and could cause actual results to SUSTAINABILITY ACCOUNTING STANDARDS BOARD (SASB) 41 differ materially from future results expressed or implied by those statements. Premier disclaims any intention or obligation to update or revise forward-looking TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES (TCFD) ALIGNMENT 45 UN SUSTAINABLE DEVELOPMENT GOALS (SDGs) 49 statements, whether as a result of new information, future events or otherwise. ESG MATERIALITY ASSESSMENT DEFINITIONS 50 All metrics in this report are based on internal company data and estimates unless otherwise noted. CITATIONS AND FOOTNOTES 51 2

00 OVERVIEW Premier’s commitments to business ethics begin at the portfolio to include more than 250 diverse and small validated through security drills, third-party audits, cyber highest level of our company. Guided by our Board, business suppliers, accounting for approximately 12% maturity assessments and mock event drills that are run 01 IMPROVING which sets exacting standards for our employees, of our supplier contracts and more than $1 billion in at least annually to ensure currency with the current risk COMMUNITY contractors, suppliers, members and other customers, member purchasing spend. environment, compliance with applicable laws and HEALTH and directors based upon our philosophy regarding the adherence to Premier’s high standards of excellence. Premier is committed to sourcing safe, effective, importance of sound corporate governance, Premier New in 2023, Premier also developed new contracting 02 high-quality products. Premier actively strives to drive ® was named one of the World’s Most Ethical Companies standards for assessing and promoting the ETHICS AND business toward environmentally friendly suppliers. As COMPLIANCE ® cybersecurity of internet-connected medical devices and by the Ethisphere Institute for the 16th consecutive part of that commitment, Premier collects a host of data equipment to help member healthcare providers prevent year. Our track record of 100 percent employee points to help members pinpoint and avoid products 03 education and rigorous compliance with our ethical code breaches via these technologies. that may contain potentially harmful chemicals or other OUR PEOPLE of conduct reflects our commitment to integrity and AND CULTURE environmentally damaging components - information Building on a solid foundation, we made steady progress meeting the highest ethical standards. that is available before purchasing decisions are made. in 2023, and our work remains ongoing. We are fully 04 Premier is leading efforts to extend high-quality In addition, we review all suppliers’ safety and regulatory committed to further embedding ESG practices into our LETTER FROM RESPONSIBLE healthcare to underserved communities. Under our compliance records to assess product performance as business practices to transform healthcare and make SUPPLY CHAIN Contigo Health brand, Premier worked with our centers part of our bid process. For products we directly source, the world a better place. OUR PRESIDENT of excellence to design and implement a care bundle for we deploy a rigorous quality and inspection program Sincerely, 05 the treatment and ongoing management of substance that leverages industry best practices to deliver high- ENVIRONMENTAL AND CEO STEWARDSHIP use disorders, which our research shows costs the U.S. quality products, all while driving tangible savings. On behalf of Premier’s approximately 2,800 employees healthcare system more than $95 billion annually in Premier strives to reduce our environmental impact. and our Board of Directors (Board), I am delighted to 06 unnecessary expense. Now a stand-alone offering, the Premier continually works toward sustainable APPENDIX present Premier’s 2023 Sustainability Report. Michael J. Alkire substance use bundle can be incorporated into any operations, as demonstrated by our environmental President and CEO employer-sponsored health plan’s benefits package, Environmental, social and governance (ESG) practices policy, adopted in calendar 2022, as well as our October 18, 2023 helping to stem the tide of addiction in communities are core to who we are as a company, incorporated into commitment to the White House/Department of Health while controlling unsustainable treatment expenditures. our mission to improve the health of communities. and Human Services’ Health Sector Climate Pledge that 2023 was also the year that Premier formally launched Together with our values, ESG practices are the aims to reduce healthcare’s carbon footprint by 50% by our Health Equity Collaborative, enabling our healthcare guideposts we use to ensure that our strategy to deliver 2030. We also continued to assess our greenhouse gas provider members to create action plans applicable to long-term growth and value creation also results in a (GHG) emissions to baseline our carbon footprint for their community’s needs, as well as standardized positive and sustainable impact. Moreover, our approach Scope 1 and 2 GHG emissions. As part of our ongoing measures to evaluate social determinants of health and guides how we empower our members and other focus to minimize our environmental impact, we are equity outcomes. customers to deliver better healthcare, advance social committed to taking measured steps to continue to responsibilities and improve environmental stewardship. Premier is committed to health and wellness solutions advance our environmental efforts. for a diverse world. Premier grew its eight employee The purpose of this report is to highlight the numerous We continue to strengthen our risk management and resources groups (ERGs) focused on diverse ways ESG practices guide us in our defined priority data privacy programs. Managed directly by our Board, communities within the company to include 15% of all areas, how they are embedded in our business and how our risk-management and data security programs are employees, enabling these groups to help influence the they enable us to better support our members and other guided by robust plans designed to minimize disruptions culture of the organization and provide critical feedback stakeholders, including the communities we serve. What and ensure privacy protections in the event of a natural on their workplace experiences. In addition, we follows are highlights from our work in 2023. disaster, cyberattack or other emergency. Business continued to diversify our group purchasing contract continuity and infrastructure recovery capabilities are 3

IN THIS SECTION ABOUT US OUR APPROACH TO ABOUT THIS REPORT 2023 ESG HIGHLIGHTS 2023 AWARDS AND SUSTAINABILITY RECOGNITION 00 Overview Making a Premier Impact – At Premier, we’re reinventing the next generation of healthcare, using every tool in our arsenal to improve health outcomes and lower costs.

ABOUT US PREMIER AT A GLANCE Premier is a leading healthcare improvement 00 company uniting an alliance of more than 4,350 OVERVIEW U.S. hospitals and health systems and nearly 300,000 other providers and organizations to 01 transform healthcare from the inside out — making IMPROVING COMMUNITY it smarter, faster and better. With integrated data HEALTH and analytics, collaboratives, supply chain solutions, consulting and other services, we enable better 02 healthcare and outcomes at lower costs. We play a ETHICS AND COMPLIANCE critical role in the rapidly evolving healthcare industry, helping to shape everything from healthcare policy for populations to quality of life 03 OUR PEOPLE for patients. We do this by collaborating with our AND CULTURE members and leveraging the power of our data and technology and consulting platform to co- 04 develop innovative, long-term solutions that are RESPONSIBLE SUPPLY CHAIN reinventing and improving the way care is delivered to patients nationwide. 05 ENVIRONMENTAL COMMITTED TO MAKING STEWARDSHIP A DIFFERENCE Sustainability is at the heart of our mission, culture MORE THAN 06 MORE THAN DATA ON MORE THAN and business practices. Transforming healthcare is APPENDIX APPROXIMATELY more than our goal — it’s in our DNA. At Premier, , we’re dedicated to ensuring better healthcare and 4350 300K 83B 45% making a positive impact on society. OTHER PROVIDERS U.S. HOSPITALS AND HEALTH SYSTEMS U.S. HOSPITAL DISCHARGES AND ORGANIZATIONS GROUP PURCHASING VOLUME ARE PREMIER MEMBERS To improve the health OUR MISSION OUR VALUES of communities. Innovation Focus on People Seeking breakthrough opportunities, taking risks Demonstrating respect for all, and mutual commitment to the and initiating meaningful change. success of the alliance, our employees, our business partners Through the collaborative power of the and the communities we serve. Premier alliance, we will lead the transformation Passion for Performance OUR VISION Integrity to high-quality, cost-effective healthcare. A passion for performance and a bias for action, creating real value for all stakeholders and leading the pace. Integrity of the individual, the enterprise and the alliance. 5 5

Our mission is to improve OUR the health of communities. APPROACH TO SUSTAINABILITY We enable our member 00 We believe that our commitment in these CREATING SUSTAINABLE VALUE healthcare providers and OVERVIEW MAKING A PREMIER IMPACT strategic areas will create long-term value for our By leveraging the powerful combination of our other customers to deliver Premier’s sustainability strategy reflects the stakeholders, achieve sustainable business unique partnerships with health systems across 01 intersection of our mission to improve the health of higher-quality healthcare by success, and, ultimately, improve the health of the country and our extensive data and technology IMPROVING communities and our business strategy anchored in COMMUNITY our communities. Our 2023 Sustainability Report and services platform, we aim to lead the leveraging our data and HEALTH revolutionizing healthcare. Our sustainability details the work we do every day to advance our transformation to higher-quality, more cost-effective approach is centered on the environmental, social analytics capabilities, ESG initiatives and highlights the progress we healthcare. Our core ESG principles are embedded 02 and governance (ESG) areas most critical to our made over the past year thanks to the dedication in how we operate and empower our members and resulting in improved health ETHICS AND stakeholders, and guides how we aim to make a of our employees, members and suppliers. COMPLIANCE other customers to deliver better healthcare, outcomes and lower costs. sustainable, positive impact for our communities, advance social responsibilities and improve employees, partners, suppliers and the environment environmental impacts. Our ESG priorities are 03 — a Premier Impact. We believe that our long-term OUR PEOPLE aligned with five strategic pillars. AND CULTURE financial success and our sustainability strategy are interdependent and start with our unique culture 04 — one that is committed to making a difference in RESPONSIBLE all that we do. SUPPLY CHAIN 05 ENVIRONMENTAL IMPROVING STEWARDSHIP ETHICS AND OUR PEOPLE RESPONSIBLE ENVIRONMENTAL COMMUNITY COMPLIANCE AND CULTURE SUPPLY CHAIN STEWARDSHIP HEALTH 06 APPENDIX Our mission is to improve the We are committed to strong To effectively transform We enable our members to As part of our efforts to health of communities. We corporate governance, ethical healthcare, we aim to build a provide better healthcare and improve the health of our enable our member healthcare behavior and responsible culture of high-performing improved outcomes at a lower communities, we both pursue providers and other customers business practices that build individuals, leaders and teams cost for patients by improving eco-friendly practices to deliver higher-quality trust and promote the with a “People First” the quality, efficiency, throughout our operations and healthcare by leveraging our long-term interests of our philosophy, living our core sustainability and resiliency of advance solutions to help our data and analytics capabilities, stakeholders. values while maintaining a the healthcare supply chain, members minimize their resulting in improved health high level of employee and leveraging our industry- environmental footprint. outcomes and lower costs. engagement and retention. leading technology capabilities powered by one of the nation’s largest repositories of clinical, operational and financial data. 6 6

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OVERVIEW

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IMPROVING COMMUNITY HEALTH

02
ETHICS AND COMPLIANCE

03
OUR PEOPLE AND CULTURE

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RESPONSIBLE SUPPLY CHAIN

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ENVIRONMENTAL STEWARDSHIP

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APPENDIX



IDENTIFYING OUR ESG PRIORITIES

Materiality Assessment of ESG Priorities

In FY2022, we assessed the material non-financial issues designated by our business and our stakeholders as important for Premier's long-term success and positive impact. The findings from our assessment serve as a key input to help us strategically deploy resources companywide and refine our programs as needed. Please see the Appendix for a complete list of definitions for the 24 high-priority ESG factors that were identified during this exercise. We plan to refresh this analysis periodically as needed based on the evolution of our business.

Engaging with Our Key Stakeholders

An essential aspect of managing our ESG initiatives is the comprehensive approach we take to stakeholder engagement. We believe that creating value for all stakeholders — both internal and external — is critically important for our long-term business success. We frequently engage with our stakeholders to help build a deeper understanding of key ESG topics and accelerate progress on our initiatives. Our engagement includes a mix of open dialogue, collaboration and transparent disclosure. We listen and learn from our stakeholders and use their input to inform, shape and advance our ESG strategy. We value stakeholder views and insights, and believe that positive, multi-directional conversation builds informed relationships that promote transparency and accountability.

As part of our overall stewardship engagement efforts, we meet with our stockholders to discuss our ESG practices and initiatives. Over the past year, we reached out to stockholders representing approximately 43% of our total Class A common shares outstanding, and our stewardship team met with stockholders representing more than 30% of our common stock.

LEARNING FROM OUR STAKEHOLDERS

As part of our approach to sustainability, we engage with a variety of internal and external stakeholders whose support is critical to the long-term success of our business or who are materially impacted by our business operations. Our stakeholders' perspective and feedback help to inform, prioritize and continuously improve our ESG strategy.

Healthcare Provider Members and Other Customers

We continually engage with our healthcare provider members and other customers to solicit feedback across several critical ESG topics, including product quality and safety, climate change and environmental risks, supply chain resiliency and diversity, customer privacy, and business continuity. We engage with our members and other customers through industry conferences, newsletters, surveys, forums and advisory groups.

Regulators and Advocates

Our Government Affairs team engages with legislators, regulators and key government decision-makers on ESG-related issues and seeks opportunities to provide regular input into government reviews related to healthcare policies.

Group Purchasing Organization and Direct Sourcing Suppliers

Whether through committee gatherings, industry conferences or in-person meetings, we diligently engage with group purchasing organization (GPO) and direct sourcing suppliers to help us identify innovative, sustainable sourcing options, foster a diverse supply chain, and conduct due diligence that assesses environmental considerations, human rights, cybersecurity and other ESG factors.

Communities

We engage and partner with community members and non-profit organizations to align their needs with Premier's philanthropic support, employee volunteerism and innovative solutions to support and provide underserved communities with healthcare improvements, economic empowerment and health equity.

Financial Community

We regularly communicate with investors and equity research analysts through industry conferences, earnings calls, one-on-one meetings and website disclosures to discuss our ESG initiatives and progress in the areas of climate change, cybersecurity and data privacy, executive compensation and board composition, talent management, and employee diversity as well as other ESG- and business-related topics that are important to the financial community.

Employees

Our employees are foundational to Premier's success and their feedback helps shape our business decisions and advance our purpose-led strategy to improve the health of our communities. We are intentional in creating opportunities for employees at all levels to provide input into our ESG practices and strategy on topics such as workplace flexibility, Diversity, Equity, Inclusion and Belonging (DEIB) and professional development. We gather valuable feedback through frequent employee engagement throughout the year with surveys, newsletters, employee resource groups and team meetings.

00 OVERVIEW

01 IMPROVING COMMUNITY HEALTH

02 ETHICS AND COMPLIANCE

03 OUR PEOPLE AND CULTURE

04 RESPONSIBLE SUPPLY CHAIN

05 ENVIRONMENTAL STEWARDSHIP

06 APPENDIX

ESG GOVERNANCE

BOARD OF DIRECTORS

All enterprise risk management of ESG-related areas (strategic, operational, financial, legal, information technology and reputational).

NOMINATING AND GOVERNANCE COMMITTEE

Corporate governance and primary ESG oversight of programs and policies, progress of initiatives, external disclosures, and stockholder trends and providing periodic updates to the Board.

AUDIT AND COMPLIANCE COMMITTEE

Financial, legal and regulatory compliance, and cybersecurity and ethical risks, including any required disclosures of ESG-related metrics.

COMPENSATION COMMITTEE

Corporate compensation philosophy and structure at all employee levels and related policies concerning ESG matters.

ESG STEERING COMMITTEE

Key role in championing and governing our overall sustainability strategy and priorities. Composed of cross-functional leaders who meet quarterly to develop and drive Premier's sustainability objectives. The ESG Steering Committee provides periodic updates to the Nominating and Governance Committee on our ESG program, emerging trends and stakeholder engagement.

For more information, please see our Board committee composition and charters on the Corporate Governance section of our *Investor Relations* website.

OVERSIGHT OF ESG FACTORS

Our Board works closely with our executive management team to oversee effective governance and management of our environmental and social risks inherent in our business model and industry. As a whole and through its standing committees, the Board's structure is intended to support and promote effective oversight and risk management of ESG factors critical to our business, such as information security and privacy, supply chain management, human capital management, and business ethics and compliance, as outlined below. The Nominating and Governance Committee (NGC) has primary responsibility for ESG oversight, and periodically reports to the full Board regarding ESG matters, such as:

- Monitoring and evaluating programs and policies relating to ESG matters.
- Periodically reviewing performance related to ESG issues, including progress toward the achievement of ESG goals.
- Overseeing corporate communication plans and any sustainability or similar reports in connection with ESG initiatives.
- Considering and monitoring trends, stockholder concerns and emerging issues related to ESG that affect Premier and its industry.
- Making recommendations to the Board regarding overall ESG matters.

For more information, please see the Risk Management and Business Continuity Enterprise section of this report or our *2023 Proxy Statement*.

Integration of ESG into Executive Compensation

The Compensation Committee approved the inclusion of an ESG-related metric in our annual incentive plan in FY2023. It is a two-part goal, where Premier is first targeting an increase in GPO member spend through diverse suppliers and, with a second component (to help foster a high-performance culture), we are also including an overall employee engagement score target based on our semi-annual employee engagement survey that incorporates diversity-related topics and questions. The Board believes that these two elements of the goal are additive to supporting our mission to improve the health of communities and achieve our vision to lead the transformation to high-quality, cost-effective healthcare.

ABOUT THIS REPORT

This report covers the progress of our ESG strategy and initiatives during our fiscal year ending June 30, 2023 (FY2023). We have aligned our report with the Sustainability Accounting Standards Board (SASB) Standards related to Health Care Distributors and to relevant topics from Medical Equipment and Supplies and Software and IT Services. We also identified several UN Sustainable Development Goals (SDGs) that we believe are supported by our business activities and key priority areas.

Unless otherwise noted, all quantitative company data provided throughout this report covers FY2023, reflecting data for the period from July 1, 2022 through June 30, 2023. Some information corresponds to the period of January 1, 2022, through December 31, 2022 (CY2022), and is noted as such. We have also included certain subsequent initiatives that occurred after the end of FY2023 and have noted them as such. Throughout the report, we also guide readers to additional sources of information on our corporate website, SEC filings and other website references for convenience.

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2023 ESG HIGHLIGHTS 00 OVERVIEW IMPROVING RESPONSIBLE ENVIRONMENTAL 01 ETHICS AND COMPLIANCE OUR PEOPLE AND CULTURE IMPROVING COMMUNITY HEALTH SUPPLY CHAIN STEWARDSHIP COMMUNITY HEALTH Administered a substance use Continued to baseline our Advanced collaboration with 02 Leadership Excellence 100% employee ETHIC disor S AND der program to help provide greenhouse gas (GHG) emissions, suppliers to ensure that at Premier (LEAP) COMPLIANCE completion an accessible, equitable solution calculating our Scope 1 and environmental sustainability addressing behavioral and Scope 2 emissions for FY2022. All employees, board members, information is made available before Enhanced professional development 03 physical health needs. and committee members purchasing decisions are made. opportunities with Leadership OUR PEOPLE AND CULTURE completed their respective Excellence at Premier (LEAP) program. required compliance training. Began aligning with the 04 RESPONSIBLE recommendations of the Partnered with Monitored quality, safety and value SUPPLY CHAIN Task Force on Climate-related Implemented companywide Henry Ford Health standards of supplier products and Financial Disclosures (TCFD). programming centered on growth, services with ongoing advice and 05 to lead screening exams for adults of the Board of diversity, equity, inclusion and ENVIRONMENTAL oversight from 29 strategic sourcing with diabetes experiencing inequities. Directors is diverse. STEWARDSHIP belonging in the workplace. 44% committees representing more than approximately 150 of our U.S. Continued to improve the data 06 hospital members. APPENDIX collection from our property managers to enhance our GHG Launched Health Equity Collaborative assessments and better understand Advanced advocacy for data-driven to support our members in meeting the impact of electricity and gas policies that help solve poor and exceeding new regulatory and consumption at our facilities. 79% outcomes and disparities in payer requirements. $1 Billion Offered over 9,000 online learning maternal-infant care. modules with an employee Assisted our members to transact participation rate of 79%. over $1 billion with diverse Continued to offer the option to work suppliers through Premier’s group remotely or in a hybrid capacity, which purchasing program. gives our staff flexibility, lowers our $100,000 energy demands, and ultimately Premier Cares Award decreases our Scope 1 and 2 footprint. Presented annual $100,000 Pioneered the development of supplier Premier Cares Award recognizing contracting standards for assessing nonprofit community and promoting the cybersecurity of organizations that are improving internet-connected medical devices health of populations in need. and equipment. 9

2023 Premier and our leaders were recognized in many ways this past year, and we are proud to share a few 00 awards and recognition here. To learn more, please see the Awards and Recognition section of our website. OA VERVIEW W ARDS AND 01 IMPROVING RECOGNITION COMMUNITY HEALTH 02 ETHICS AND 2023 World’s Most Ethical Modern Healthcare 2022 BWB Award Winner Charlotte Business Journal COMPLIANCE ® Companies Honoree by for innovative use of 100 Most Influential Public Company ® Ethisphere technology-enabled 03 People in Healthcare CFO of the Year OUR PEOPLE – healthcare solutions in the AND CULTURE – Michael J. Alkire – Craig McKasson th 16 Digital Medicine category. TM Consecutive 04 – PINC AI Applied RESPONSIBLE Year SUPPLY CHAIN Sciences , AstraZeneca, Clinithink 05 2023 Achievers 50 Most ® ENVIRONMENTAL Healthiest Employers ® STEWARDSHIP Engaged Workplaces Hall of Fame for 2023. 06 APPENDIX The awards program was 2023 Heartbeat of created to honor people-first Healthcare Supply Chain organizations that prioritize Award Winner the well-being of their TM employee population. – PINC AI Supply 2023 Best in KLAS Disruption Manager Team Award for Value-Based Care Consulting TM – PINC AI 10

3 GOOD HEALTH AND WELL-BEING
10 REDUCED INEQUALITIES
PREMIER

IN THIS SECTION

IMPROVING PATIENT OUTCOMES AND LOWERING COSTS

SUPPORTING THE HEALTH OF THE PATIENTS HISTORICALLY MARGINALIZED

IMPROVING HEALTH THROUGH COMMUNITY DEVELOPMENT

01

Improving Community Health

Our mission is quite simple: to improve the health of communities. We view this as not only our mission but our social responsibility.

FY2023 HIGHLIGHTS

+ Administered a substance use disorder program to help provide an accessible, equitable solution addressing behavioral and physical health needs.
+ Partnered with Henry Ford Health to lead screening exams for adults with diabetes experiencing inequities.
+ Launched Health Equity Collaborative to support our members in meeting and exceeding new regulatory and payer requirements.
+ Presented annual $100,000 Premier Cares Award recognizing nonprofit community organizations that are improving health of populations in need.

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OVERVIEW

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IMPROVING COMMUNITY HEALTH

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ETHICS AND COMPLIANCE

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OUR PEOPLE AND CULTURE

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RESPONSIBLE SUPPLY CHAIN

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ENVIRONMENTAL STEWARDSHIP

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APPENDIX

IMPROVING PATIENT OUTCOMES AND LOWERING COSTS

Premier plays a critical role in the rapidly evolving healthcare industry by collaborating with members to co-develop long-term innovations that reinvent and improve the way care is delivered to patients nationwide. With our differentiated combination of integrated data and analytics, collaboratives, supply chain capabilities, and advisory and other services, we believe that we are uniquely positioned to enable better care and outcomes and improve overall patient experience at a lower cost.

To strengthen our ability to have a positive impact, we apply our comprehensive technology and services platform, PINC AI™, with its more than 20 years of quality, cost and operational data points gleaned from more than 45% of U.S. hospital discharges as well as approximately 2.7 billion hospital outpatient and clinic encounters and nearly 177 million physician office visits. We believe that PINC AI™ provides a unique opportunity to use real-world data to conduct evidence-based and population-based analyses of drugs, devices, treatments, disease states, epidemiology, resource utilization, healthcare economics and clinical outcomes. PINC AI™ delivers robust, real-world data to drive informed decisions that are actionable to improve quality, lower costs, reduce risks and help ensure patient safety.

CLINICALLY LED PROVIDER NETWORK

Premier's subsidiary, Contigo Health®, is focused on revolutionizing healthcare through affordable, transparent, comprehensive access, and thoughtful benefits design. This subsidiary was designed to be a clinically driven network of health systems collaborating with employers and their health plans to deliver the best care possible for their employees.

Contigo Health has launched pilot programs with employers by partnering with health systems in select markets. The goals of the pilot programs were to:

- Increase engagement with employer health and wellness programs in the clinical setting.
- Empower clinicians with information on employers' existing ancillary benefits during the patient encounter.
- Ensure patients are aware of the resources available to better manage their health.
- Avoid unnecessary invasive treatments and focus on delivering the most appropriate care to improve quality and reduce costs.

CENTERS OF EXCELLENCE

Through Contigo Health, we have established Centers of Excellence (COE) that offer specialized programs that aggregate high concentrations of expertise and related resources centered on particular medical areas and delivered in a comprehensive, interdisciplinary fashion, while demonstrably improving outcomes and reducing costs. Cross-functional teams work closely throughout the entire care continuum to help improve access and inclusivity and drive optimal patient safety and an overall quality experience. These qualities can also provide employers with the value-added benefit of bundled payments to control overall healthcare costs. With COE, organizations are demonstrably improving outcomes for their employees, saving costs and — most importantly — keeping the workforce healthy, productive and ready for tomorrow.

SUCCESS SPOTLIGHT

Advancing Access to Substance Use Disorder Treatment Solution

Substance Use Disorder (SUD) is a chronic disease that occurs when the use of alcohol and/or drugs causes clinically significant impairment. Approximately one in seven Americans is affected by SUD[1], and this has increased by 30% since the start of the pandemic[2]. This disorder can have significant impacts on peoples' health, ability to meet work and life responsibilities, and overall quality of life.

SUD has often been stigmatized as a moral failing or a choice, with many people suffering in silence for fear of losing their jobs. However, employers can help change the conversation by providing the pathway and encouragement for treatment for this treatable, chronic health issue.

Through our SUD Program, employers finally have a SUD benefits plan that helps deliver real results for their health plan members who need support, while treating them with the dignity, privacy and flexibility they deserve.

Designed alongside clinical partners, the Contigo Health SUD Program provides access to treatment tailored to the individual through our trusted partners. Our hybrid virtual and in-person treatment program includes a full continuum of treatment service options for behavioral and physical health needs, including integration into employers' existing benefits. We believe there is no other SUD solution that is as accessible, equitable, comprehensive and private. Our treatment solution is designed to result in fewer relapses and healthier, more productive lives for employees and their dependents. Workers who are actively in recovery help employers avoid $8,175 in turnover, replacement and healthcare costs[3]. The annual attributable medical expenditure of a SUD diagnosis for employer-sponsored insurance was found to be $15,640 per affected enrollee and a staggering $35.3 billion in the population[4].

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OVERVIEW

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IMPROVING COMMUNITY HEALTH

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ETHICS AND COMPLIANCE

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OUR PEOPLE AND CULTURE

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RESPONSIBLE SUPPLY CHAIN

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ENVIRONMENTAL STEWARDSHIP

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APPENDIX

SUPPORTING THE HEALTH OF HISTORICALLY MARGINALIZED PATIENTS

We aim to lead the transformation to high-quality, cost-effective healthcare by supporting the care for people who have been historically marginalized throughout our communities. Through our data and analytics capabilities, collaboratives and other tools, we help healthcare providers better understand populations that experience health inequities, the severity of health-related problems and the root causes of inequitable outcomes, connecting providers to best practices and care bundles for remediation. Some of the initiatives we have in place to help address health inequities include those dedicated to improving maternal and infant health, opioid abuse, preventing and managing chronic health conditions, increasing representativeness in research, and addressing social drivers of health.

HEALTH EQUITY COLLABORATIVE

In January 2023, Premier launched its Health Equity Collaborative to support our members in meeting and exceeding new regulatory and payer requirements set forth by the CMS, other payers and accrediting bodies, which are focused on reducing health inequities and thereby addressing the needs of communities that have been historically marginalized. Through this new collaborative, efforts are focused on the following areas with a goal of providing data our members need to address the health equity issues pertinent to the communities they serve.

The Health Equity Collaborative has coast-to-coast member participation. Premier's role is to act as a facilitator in the following three specific areas:

- ***ENGAGE:*** Participate in shared learning and best practices, and create a Health Equity Action Plan, thus meeting regulatory requirements while minimizing burden to existing staff.
- ***IMPROVE:*** Collaboration to improve health equity and reduce disparities with standardized social determinants of health (SDOH) data integrated with quality outcomes and utilization data.
- ***INNOVATE:*** Navigate the future of health equity improvement with patient-specific social needs data and a unique Health Equity Index to support benchmarking, improve care for populations that have been historically marginalized, and guide policy development.

We have a Health Equity Planning Council in place to identify the areas in which Premier can best support members using data and evidence-based research to solve health equity issues in member communities. In CY2022, the Health Equity Planning Council reviewed the elements in development of the Health Equity Collaborative, and that work supported the creation of the collaborative. Additionally, the planning council work led to greater integration of health equity-related initiatives between the Strategic Collaboratives and PINC AI™ Applied Sciences and expanding opportunities to design and conduct critical research projects to focused on mental health, maternal and infant health, impact of cancer care, neurodegenerative conditions, SDOH, and other factors that contribute to health inequities.

ADVANCING HEALTH EQUITY THROUGH RESEARCH, COLLABORATION AND INNOVATION

At Premier, we view health equity to mean that every person has the opportunity to achieve their best health. Despite attention to health inequalities since the 1980s, preventable and unjust differences still exist[5]. The COVID-19 pandemic reinforced the disproportionate burden of illness, death and healthcare needs as well as heightened public awareness of ongoing racial and economic inequities, making health equity a national priority. Premier recognizes that the underrepresentation of people in research and quality improvement efforts across gender, age, race and ethnicity has implications for patients, providers and life science companies.

Reducing inequities across health outcomes will require a diverse and inclusive healthcare environment where all patients can thrive and have the opportunity to achieve optimal health outcomes. All people deserve high-quality healthcare delivered with dignity. Premier believes in the power of collaboration to improve the health of communities and are leading several endeavors committed to eliminate inequities. Using an equity-centered, design-thinking approach, PINC AI™ Applied Sciences co-designs solutions that help eliminate inequities. Patients, providers and communities are active participants in this process to help ensure their views and perspectives are included. Using this approach, we can better understand problems, build solutions and take action.

SUCCESS SPOTLIGHT

Henry Ford Health and PINC AI™ Applied Sciences Team Lead Action to Advance Health Equity

This collaborative effort between PINC AI™ Applied Sciences (PAS) and Henry Ford Health/Henry Ford Innovations turned health equity conversations into action by taking measurable steps toward improving the health of millions.

In October 2022, more than 100 participants, including team members from the health system, community organizations, patient advocacy groups, funders, payers and life sciences organizations, gathered in Detroit to learn and engage in collaborative working sessions using an equity-centered, design-thinking approach. With a focus on understanding the barriers to equitable healthcare that patients face and alignment to existing efforts to advance health equity, the event highlighted opportunities to eliminate inequities and build on local efforts.

Now, PAS and Henry Ford Health are co-designing solutions, using an equity-centered, design-thinking approach, to increase referrals and use of annual diabetic eye screening exams for adults with diabetes experiencing inequities. People who are Black, American Indian/Native and Hispanic/Latinx as well as people with lower income and education levels, experience a higher risk of developing diabetes and receive diabetic eye screens at lower rates than other groups. The collaborative team, in partnership with patients and providers, is designing and testing person-centered support systems to meet patients where they are — addressing social and structural barriers to care, and enabling people to get the care they need where and how they want it.

13

00
OVERVIEW

01
IMPROVING COMMUNITY HEALTH

02
ETHICS AND COMPLIANCE

03
OUR PEOPLE AND CULTURE

04
RESPONSIBLE SUPPLY CHAIN

05
ENVIRONMENTAL STEWARDSHIP

06
APPENDIX

IMPROVING HEALTH THROUGH COMMUNITY DEVELOPMENT

To advance our mission, we provide our members with many of the tools needed to support the communities in which they operate. We also believe it is our social responsibility to do our part in directly improving the health of communities. In this spirit, community development is one of the four strategic pillars of our DEIB strategy. We drive coordinated organizational community development initiatives to address the root causes of social determinants of health disparities, such as social justice, education, nutrition, poverty, maternal health and homelessness.

We deliver upon our social responsibility through financial donations and employee volunteer efforts to support nonprofits dedicated to improving community health. Our employees care about taking responsibility to contribute to our mission because, by virtue of our footprint, we live in the communities we serve. We believe that our commitment to support these nonprofit organizations in helping the underserved is a cornerstone of our mission and social responsibility.

SOCIAL RESPONSIBILITY PROGRAM

Our Social Responsibility Program reflects our commitment to nurturing the communities in which we live and work. Our employee-driven programs are reviewed annually with input from our employees to determine the recipients of our monthly giving program, Giving Goodwill. Premier also actively conducts programs in support of natural disasters or humanitarian needs on an as-needed basis. Lastly, our ERGs regularly participate in programs near and dear to their populations. Since launching our Social Responsibility Program in 1998, Premier employees have supported local and national organizations, global nonprofits, and each other through various volunteering efforts and financial donations, as follows for FY2023:

Volunteering During Work Hours

We provide each employee up to four hours of paid time off to volunteer quarterly. Employee volunteer hours totaled 1,073.

Volunteering Outside Work Hours

For every eight hours an individual employee volunteers during non-work hours, Premier donates $100, up to a maximum of $200 per employee per fiscal year, to the charitable organization. In FY2023, we donated $2,700 to various charities to match our employees' volunteer support.

Corporate Gift Matching

Employees may donate a minimum of $50 to an eligible charitable organization to receive a 50% matching gift up to $2,500 per employee per fiscal year. We matched $101,000 of our employees' charitable donations. Additionally, over $30,000 was donated between employees and employer gift-matching to benefit disaster relief efforts for Kentucky tornado victims and Ukraine.

ERG Social Responsibility Initiatives

In total, our Employee Resource Groups (ERGs) helped spur donations of $28,574 to the Wounded Warrior Project® (one of the largest donors). ERG donations also provided over 3,200 items for the North Carolina USO Snack Pack drive. In addition, as part of the A Million Thanks Letter Writing Campaign, Premier employees sent an estimate of 100 handwritten letters to active-duty service members during Military Appreciation Month, they assembled over 1,000 care packages for those experiencing homelessness with the Roof Above program, and they wrote letters to support the Love for Our Elders program. For more information, please see the ERG section of this report.

Monthly Giving Goodwill Donations

Employees may also contribute through a monthly Giving Goodwill payroll deduction to support an employee-nominated, national healthcare-related charitable organization.

Our employees donated nearly $29,830 through this program to the following organizations:

- January – National Organization for Rare Disorders
- February – American Heart Association
- March – March of Dimes
- April – Royal Family KIDS
- May – Colon Cancer Coalition
- June – Scleroderma Foundation
- July – American Diabetes Association
- August – PKD Foundation
- September – Alzheimer's Association
- October – Scott Hamilton Cares Foundation
- November – Dementia Society of America®
- December – Wounded Warrior Project®

SUCCESS SPOTLIGHT

Premier Employee Shelter Security Exercise

Employees engaged in a Shelter Security exercise with Roof Above to help support several hundred homeless individuals and families by packing over 1,000 bags of necessary toiletries required to help improve their health outcomes and basic dignity.



14

00
OVERVIEW

01
IMPROVING COMMUNITY HEALTH

02
ETHICS AND COMPLIANCE

03
OUR PEOPLE AND CULTURE

04
RESPONSIBLE SUPPLY CHAIN

05
ENVIRONMENTAL STEWARDSHIP

06
APPENDIX



2023 Premier Cares Award Winner

Aging Gracefully allows homeowners to move through their homes safely and stay in their homes longer.

PREMIER CARES AWARD

Each year, we present the Premier Cares Award to recognize exemplary efforts by nonprofit community organizations to improve the health of populations in need. We have presented the Cares Award annually since 1991, when it was created by Dr. Monroe E. Trout, former CEO of American Healthcare Systems, one of our heritage organizations. Applications for this $100,000 award are rigorously judged on innovation, outcomes, ease of replicability, financial impact and future vision. We honor qualifying programs that support populations who have been historically excluded from, or underserved by, the mainstream health delivery system.

CARES AWARD CRITERIA

- **Suffer severely limited access to medical, dental or mental healthcare providers.**
- **Bear high infant mortality.**
- **Face low income and extreme poverty.**
- **Experience high levels of drug abuse.**
- **Are economically or medically vulnerable.**
- **Possess a unique care need that is not being met through traditional means.**

2023
Aging Gracefully

A nonprofit program dedicated to making homes safer for low-income adults over the age of 65.

2022
The BreakAway

A nonprofit to help women recover from the disease of addiction.

2021
Community Enhancement Collaboration, Inc.

A nonprofit dedicated to eradicating food insecurity.

2020
Call to Freedom

A nonprofit focused on navigating a healthy path for victims of human trafficking.

2019
Lifehouse Maternity Home

A nonprofit for high-risk pregnant women and their babies.

2018
Hildegard House

A nonprofit providing a home and compassionate care for individuals at the end of life.

15

IN THIS SECTION ENTERPRISE RISK MANAGEMENT AND CYBER RISK MANAGEMENT, DATA CORPORATE GOVERNANCE GOVERNMENT AFFAIRS AND ADVOCACY BUSINESS CONTINUITY SECURITY AND CUSTOMER PRIVACY 02 Ethics & Compliance Value of Integrity : We recognize the value of integrity as the underpinning of our business operations and relationships. FY2023 HIGHLIGHTS + 100% of employees, board members, and + 44% of our Board is comprosed of + Advanced advocacy for data-driven committee members completed their diverse directors. policies that help solve poor outcomes respective required compliance training. and disparities in maternal-infant care.

00 OVERVIEW
01 IMPROVING COMMUNITY HEALTH
02 ETHICS AND COMPLIANCE
03 OUR PEOPLE AND CULTURE
04 RESPONSIBLE SUPPLY CHAIN
05 ENVIRONMENTAL STEWARDSHIP
06 APPENDIX

At Premier, we recognize the value of integrity, and our approach to ethics and compliance begins at the highest level of our company. Our Board sets high standards for our directors and workforce members, which include employees and contractors, based upon our philosophy regarding the importance of sound corporate governance.

BOARD OF DIRECTORS

9 Directors


44%
DIVERSE
Women 33%
African-American 11%

Average Board Tenure:

6 >5 years

3 <5 years

Average Board Member Age: 65

Board Members With ESG Skillset: 3

CORPORATE GOVERNANCE

Our accomplishments over the past year demonstrate the continued collaboration between business leaders and the Corporate Compliance team toward achieving Premier's growth goals through a safe and secure process. Named as one of the World's Most Ethical Companies® by the Ethisphere® Institute for the 16th consecutive year, our continued success reflects our commitment to integrity and meeting the highest ethical standards. For more information on our compliance program, please see our most recent *Annual Compliance Report*.

BOARD GOVERNANCE AND DIVERSITY

It is the duty of our Board of Directors to serve as prudent fiduciaries for our stockholders and oversee the management of our business. It is our goal to advance the highest standard of ethical behavior and integrity, and to ensure compliance with all applicable laws, rules and regulations. Our corporate governance practices are established, monitored and regularly assessed by our Board, with assistance from the Nominating and Governance Committee (NGC). At least annually, we regularly assess our policies, programs and initiatives to ensure compliance with the latest regulatory requirements and best practices as part of our corporate risk assessment. In addition, every two years, we benchmark our ethics and compliance program through an independent third party. Our next workplace ethical culture assessment is expected to be launched in early FY2026. For more information, please see our *Corporate Governance Guidelines*.

Our Board is composed of talented and dedicated directors with a diverse mix of experience, skills and backgrounds that reflect the strategic needs of our business and the nature of the environment in which we operate. We believe diversity on our Board also helps to advance the diversity of our corporate leadership and overall DEIB strategy.

Code of Conduct

Premier maintains a Code of Conduct (Code) that applies to all workforce members and directors. Workforce members who violate our Code may be subject to disciplinary action, up to and including termination of employment, subject to applicable laws. For more information on the Code as well as related ethical business policies — including but not limited to conflict of interest, confidentiality and human trafficking — please see the *Ethics and Compliance* section of our website.

Premier maintains Supplier Standards that communicate our values and expectations, and emphasize the responsibilities and obligations of suppliers when doing business with us and our alliance members. Suppliers are expected to uphold these standards.

Our Board is also subject to a Board Code of Ethics and a Board Conflict of Interest Policy and Disclosure Statement. These documents are intended to focus the Board and each director on areas of ethical risk, provide guidance to directors to help them recognize and deal with ethical issues, and promote honest and ethical conduct, including the handling of actual, apparent or potential conflicts of interest between personal and professional relationships. For more information, please see the *Corporate Governance* section of our website.

We are a founding member of the Healthcare Group Purchasing Industry Initiative (HGPII), a voluntary association dedicated to ethical conduct and business practices of GPOs. For more information, please see our most recent *Annual Compliance Report* and the HGPII website.



Premier's Governance Documents

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00
OVERVIEW

01
IMPROVING COMMUNITY HEALTH

02
ETHICS AND COMPLIANCE

03
OUR PEOPLE AND CULTURE

04
RESPONSIBLE SUPPLY CHAIN

05
ENVIRONMENTAL STEWARDSHIP

06
APPENDIX

Employee Training and Acknowledgements

All employees complete an interactive course that provides an overview of our Code as part of our annual compliance education. The CY2022 course included compliance content about ethical workplace conduct, records retention and social media. During CY2022, 100% of our employees completed this education, which includes attestation that they recognize and understand the Code.

Employees and contractors also complete annual awareness education on the Health Insurance Portability and Accountability Act (HIPAA) and on how to properly obtain, use, share, maintain and transfer protected data. During CY2022, 100% of employees completed this education.

As part of our annual compliance education, employees also complete several online courses to meet regulatory requirements, including programs to satisfy the annual fraud, waste and abuse education requirements per the Code of Federal Regulations (CFR) and sub-regulatory guidance for Medicare Parts C and D plan sponsors. During CY2022, 100% of new employees and selected staff completed this education.

Our directors annually attest to their compliance with the Board Code of Ethics, the Board Conflict of Interest Policy and Disclosure Statement, and the Group Purchasing Organization Code of Conduct (GPO Code). All sourcing committee and advisory subcommittee members receive education annually on our GPO Code, Confidentiality Policy, Conflict of Interest Policy, and Insider Trading Policy. During CY2022, 100% of directors and committee and subcommittee members completed this education and related acknowledgments.

Whistleblower Policy

The Audit and Compliance Committee (ACC) established a Whistleblower Policy that includes our confidential and anonymous reporting helpline designed to promote open communication of concerns regarding potentially unethical or illegal activites. We provide whistleblowers with protection from retaliation including loss of employment status and workplace harassment. For more information on these procedures, please see our ***Whistleblower Policy*** and our ***corporate compliance guidelines*** that are a part of the ACC charter.



ENTERPRISE RISK MANAGEMENT AND BUSINESS CONTINUITY

Our Board plays an active role in overseeing the management of our risks. The committee structure of the Board supports and promotes effective enterprise risk management (ERM) and oversight.

ENTERPRISE RISK MANAGEMENT

Our Board retains ultimate oversight of ERM and remains informed through regular reports and updates, including a standing ERM update at every quarterly board meeting. Furthermore, each board committee evaluates and oversees the management of risks within its area of responsibility. In addition, our Board and committees receive regular reports from our President and Chief Executive Officer (CEO), Chief Administrative and Financial Officer (CAO/CFO), General Counsel, Chief Ethics and Compliance Officer, and other members of our leadership team regarding areas of significant risk. For more information, please see our ***2023 Proxy Statement***.

Premier has established a robust framework and continues to build our sustainability-conscious enterprise risk management program, enabling:

- Thorough organizational knowledge of sustainability, promoting the capture of emerging sustainability risks.
- Assessments of sustainability opportunities as well as risks.
- Measurement (qualification and quantification) of sustainability risks.
- Common language and standards across enterprise functions increasing collaboration, coverage, rigor, consistency in management and reporting.

Through a risk management approach that continuously assesses and improves our information technology and cybersecurity risk deterrence capabilities, our Information Security, Privacy, Risk Management and Corporate Compliance groups have formed a functional collaboration to provide leadership and oversight when managing privacy, compliance and cybersecurity risks.

BUSINESS CONTINUITY AND DISASTER RECOVERY

Our Business Continuity and Disaster Recovery Plan (BCDRP) is designed to minimize disruption in the quality of our service delivery in the event of a natural disaster, cyberattack or other emergency. Key business continuity and infrastructure recovery capabilities are validated through third-party audits, cyber maturity assessments, and executive- and board-level companywide tabletop exercises at least annually. In addition, the BCDRP is periodically subject to internal audit to confirm that it remains applicable to the current risk environment. Adjustments are routinely made to the BCDRP to assure recovery of business operations and infrastructure in accordance with business commitments and other requirements.

18

00 OVERVIEW

01 IMPROVING COMMUNITY HEALTH

02 ETHICS AND COMPLIANCE

03 OUR PEOPLE AND CULTURE

04 RESPONSIBLE SUPPLY CHAIN

05 ENVIRONMENTAL STEWARDSHIP

06 APPENDIX

CYBER RISK MANAGEMENT, DATA SECURITY AND CUSTOMER PRIVACY

We rely on digital technology to conduct our business operations and engage with our members and business partners. Through a risk management approach that continually assesses and seeks to improve our information technology (IT) and cybersecurity risk deterrence capabilities, our Information Security, Privacy, Risk Management and Corporate Compliance groups have formed a cross-functional collaboration to provide leadership and oversight when managing our privacy, compliance and cybersecurity risks.

SECURITY, GOVERNANCE AND OVERSIGHT

Premier's Board and leadership team are committed to ensuring that information security risks are adequately managed, and appropriate procedures are applied throughout the organization to effectively monitor, mitigate and respond to cyber risks, threats and incidents.

The ACC oversees our cyber risk management program. Our Chief Information Security Officer (CISO) and Chief Privacy Officer (CPO) plan, implement and administer our information security and privacy initiatives, including providing quarterly updates on information security and privacy to the ACC, as well as continuous updates to our leadership and executive teams and IT Steering Committee. The CISO's and CPO's teams jointly collaborate on the response and investigation of suspected information security and privacy incidents.

SECURITY AWARENESS TRAINING PROGRAM

We promote a strong culture of security awareness among our employees through ongoing training and regular communication. We have a formal Security Awareness Training Program for all employees that addresses purpose, scope, roles, responsibilities and management commitment. Training, including "phishing" exercises, is provided at orientation and at least annually thereafter for all employees. During CY2022, 100% of employees completed our Security Awareness Training Program.

ADDRESSING CYBER THREATS

As the capabilities and level of sophistication of hackers become more advanced, so do the threats they pose. To effectively tackle this increasing risk, we have operationalized a series of measures that are designed to prevent hackers from penetrating our systems (cybersecurity), and trigger containment and recovery capabilities should they penetrate our systems (cyber resilience).

Our CISO has a documented Incident Response Policy for the identification and escalation of security breaches and other cyber incidents. The policy details guidelines for incident response and communication responsibilities. Customers are contractually responsible for informing us of potential security breaches. There were no significant data breaches requiring disclosure during FY2023.

CERTIFICATIONS AND THIRD-PARTY AUDITS

High-quality and objective assessments are critical to the continued effectiveness of cybersecurity controls. Our products regularly undergo independent verification of their security, privacy and compliance controls, achieving certifications, attestations of compliance, or audit reports against stringent standards. As a part of the independent verification process, third-party auditors examine Premier's end-to-end security practices — including data centers, infrastructure and operations — at a regular cadence. We routinely engage with a licensed third party to perform a comprehensive assessment of our controls, capabilities and programs against stringent standards, such as:

- Federal Information Security Management Act (FISMA)
- System and Organization Control (SOC) 2 Type 2
- System and Organization Control (SOC) 1 Type 2
- Payment Card Industry Data Security Standard (PCI DSS)
- Sarbanes-Oxley Act of 2002

Upon request, our Vice President of Risk and Compliance can provide our Security Assessment Report (SAR) and Security Compliance Letter of Attestation (LOA). These documents not only serve as prima facie evidence of our security measures but also as official attestation that a comprehensive assessment was performed based on criteria relative to the Federal Information Security Management Act (FISMA); Office of Management and Budget (OMB) Circular A-130, Appendix III, Security of Federal Automated Information Resources; National Institute of Standards and Technology (NIST) Special Publication 800-37, Guide for the Security Certification and Accreditation of Federal Information Systems; NIST Special Publication 800-53A, Assessing Security and Privacy Controls in Federal Information Systems and Organizations; and NIST Special Publication 800-53, Security and Privacy Controls for Information Systems and Organizations.

SECURITY ASSESSMENT AND COMPLIANCE FOR THIRD-PARTY VENDORS

Prior to onboarding third-party vendors, we ensure that such vendors provide attestations from objective, reputable and licensed assessors as to the caliber of the vendor's security controls relative to stringent industry standards, which are appropriate to their access privileges and scope of services provided. Further, third parties are required to agree to commercially reasonable security, confidentiality and privacy contractual terms. Vendors are periodically reassessed depending on risk level to better ensure compliance with legal and regulatory requirements, monitor control design, and continually develop and update response plans that support organizational risk tolerance.

DATA PRIVACY

As part of our services and solutions offered to customers, we collect and process various types of data. This data is used to provide certain contracted services and is collected, stored and maintained in accordance with applicable privacy laws and regulations. Certain of our customer agreements provide for secondary data rights, such as permitting the de-identification of protected health information (PHI), which is done in accordance with HIPAA. Our Privacy Policy addresses the use and disclosure of data collected outside our customer agreements, including the requirements of the California Consumer Privacy Act (CCPA) and other applicable state privacy laws, such as the categories and types of personal information we may obtain, what we do with that data, with whom we share it, and its related purpose. We also continuously monitor the legal and regulatory landscape to ensure that we are compliant with new and changing privacy-related laws and regulations that may be applicable to our business.

For more information, please see our ***Privacy Notice*** on our website.



19

00 OVERVIEW
01 IMPROVING COMMUNITY HEALTH
02 ETHICS AND COMPLIANCE
03 OUR PEOPLE AND CULTURE
04 RESPONSIBLE SUPPLY CHAIN
05 ENVIRONMENTAL STEWARDSHIP
06 APPENDIX

GOVERNMENT AFFAIRS AND ADVOCACY

Our Washington, D.C.-based Government Affairs team acts as an advocate for our members and the communities they serve. Premier educates federal lawmakers and the executive branch about our members and industry, and the issues that affect our business. We accomplish this by meeting with lawmakers and federal administration staff; activating our members to reach out to their lawmakers through our Government Affairs Network, which is composed of executives from our member healthcare providers; and working through our Employee Political Action Committee (PAC). Our policy positions are developed and approved by a policy committee composed of leaders in our Government Affairs Network. Premier released an Advocacy Roadmap for the 118th Congress in January 2023 with a bipartisan, holistic approach to optimizing the value of healthcare, building a resilient healthcare supply chain, tech-enabling healthcare and eliminating gaps in healthcare.

OUR POLITICAL ADVOCACY EFFORTS

Every day, we work to shape laws and regulations that reflect our commitment to improving the cost, quality and safety of healthcare and advance our mission of improving the health of communities. Below, we highlight a selection of notable advocacy initiatives over the past year. For more information, please see the Advocacy section of our website. The Government Affairs team reports directly to Premier's Board of Directors every quarter on its policy focus and progress.

Aligning Policies with Environmental Principles

We work to shape federal policies to better prepare hospitals and other providers for the impact of climate change and propel efforts to reduce healthcare's carbon footprint. To this end, Premier pledged to fulfill the White House/HHS Health Sector Climate Pledge, which commits us to reducing our GHG emissions by 50% by 2030 and achieving net-zero emissions by 2050. Premier is also advocating for federal policies to support healthcare providers' efforts to reduce their carbon footprint through incentives to drive greener choices. This includes responding to congressional inquiries to help lawmakers understand decarbonization efforts in healthcare and sharing how Premier, alongside our members, are advancing decarbonization and sustainability efforts in the healthcare supply chain.

Advancing Health Equity and Social Determinants of Health (SDOH)

Premier is advocating for federal policies to address the underlying social and economic inequities, as well as systemic barriers and biases that drive disparities in care. To gain insights into health disparities and effective methods of tackling them, Premier is advancing health equity via standardized data collection and incorporation of SDOH in federal quality measurement programs. Premier is also working with Congress and the Biden administration to advance data-driven policies that help solve poor outcomes and disparities in maternal-infant care. Premier plans to leverage data and outcomes from the Department of Health and Human Services (HHS) Perinatal Improvement Collaborative, which has tapped into Premier's extensive data to understand why disparate maternal outcomes occur, to inform Premier's advocacy strategy on maternal health. Finally, Premier has provided recommendations to Congress on ways to remove barriers that keep people with disabilities from living up to their full potential and contributing to their communities.

SUCCESS SPOTLIGHT

Advocacy Extending Home-based Care Options for Underserved

The FY2023 omnibus federal funding package adopted Premier's recommendations to extend the COVID-19 telehealth waivers and Hospital at Home program through 2024.

Thought Leader in Strengthening Supply Chain Integrity and Resiliency

Premier shared with lawmakers the lessons learned from the COVID-19 pandemic, which lead to the inclusion in the FY2023 omnibus federal funding package of many of Premier's recommendations around strengthening the Strategic National Stockpile, mitigating drug and device shortages, maintaining supply chain integrity, and requiring medical device manufacturers to ensure cybersecurity of devices.

Addressing Inequities in Blood Donation Rules

Premier drew attention to the inequality that exists for the men who identifiy as LGBTQ+ and their eligibility to donate blood and advocated for action in this space. This led the U.S. Food and Drug Administration (FDA) to revise blood donation rules to reverse policy discriminatin against LGBTQ+. The Red Cross, which provides 40% of blood donations in the U.S., subsequently adopted the updated FDA guidance that assesses blood donor eligibility by using a risk-based assessment.



20

00
OVERVIEW

01
IMPROVING
COMMUNITY
HEALTH

02
ETHICS AND
COMPLIANCE

03
OUR PEOPLE
AND CULTURE

04
RESPONSIBLE
SUPPLY CHAIN

05
ENVIRONMENTAL
STEWARDSHIP

06
APPENDIX

Expanding Access to Medically Underserved and Vulnerable Populations

Premier advocates for policy and regulatory solutions that support healthcare providers' efforts to advance innovative, effective home-based care options, unlocking the potential for reduced costs and improved outcomes, such as those highlighted below:

- Permanently extending telehealth flexibilities, including allowing for audio-only medical visits, to expand access to underserved areas and populations.
- Extending the Hospital at Home program, which has helped health systems provide better care, reduce readmissions and lower costs.
- Ensuring access to home infusion services for vulnerable patients that are susceptible to infection and other adverse clinical outcome.

Alongside these efforts, Premier is advocating for other policies that bridge the care gap and reduce disparities in outcomes for underserved communities and populations by:

- Leveraging Premier data sources and analysis to support policymaking to improve access to critical behavioral and mental health services.
- Ensuring rural providers have the funding and flexibilities needed to continue providing high-quality and sustainable care in their communities and can participate in value-based care models; and
- Preserving Medicaid Disproportionate Share Hospital (DSH) payments to help ensure patients have access to critical community services.

Reducing Risks in the Healthcare Supply Chain

From the beginning of the COVID-19 pandemic, Premier has been at the forefront of efforts to address challenges and enable access to lifesaving healthcare supplies, intelligence and technology. From this hands-on perspective, Premier has worked closely with Congress and the administration to advance policies that create greater resiliency in the supply chain and to develop a more robust national strategy to prepare for and respond to future national public health emergencies. In 2023, Premier is leveraging the reauthorization of the Pandemic and All-Hazards Preparedness Act to continue to advocate for additional policies to modernize the nation's supply chain data infrastructure and incentivize domestic manufacturing, among other priorities.

Advancing Technology Adoption to Improve Outcomes and Lower Costs

Premier advocates for policies to advance technology that will enhance patient safety and quality improvement, facilitate secure and timely communication and data exchange among healthcare stakeholders, and produce actionable and reportable data. As an instance, Premier is advocating that Congress establish federal incentives that would allow long-term care and post-acute care providers to leverage technology to prevent and manage widespread infectious diseases. Premier has championed legislation and submitted comments to CMS on advancing interoperability and improving prior authorization processes across CMS-regulated health programs.

POLITICAL CONTRIBUTIONS

Our political contributions are made through a voluntary, eligible employee-funded PAC, the Premier, Inc., Employees' Civic Action Fund (FEC ID: C00346288). The PAC's mission is to raise funds to support federal lawmakers who share the vision, values and commitment to improve healthcare quality and safety and reduce costs. The PAC is voluntary and bipartisan, contributing to both political parties. Contributions are received and disbursed pursuant to internal contribution guidelines and in accordance with all applicable laws and regulations, including the election laws.

The PAC is overseen by the Employee PAC Advisory Committee, composed of a subset of contributors to the PAC. We share information on all contributions made by the PAC with its contributors biannually. The PAC only contributes funds to federal lawmakers. It does not make any contributions to state policymakers or to organizations that are recognized under Section 527 of the U.S. federal tax code and registered with the Federal Election Commission.

The PAC abides by all applicable laws and regulations and the federal lobbying disclosure requirements. Premier's previous Federal Election Commission and Form LD-2 lobbying activity disclosure reports may be found at the following websites:

- ***Federal Election Commission (FEC) Regular Lobbying Disclosures***
- ***Clerk of U.S. House of Representatives LD-2 Lobbying Disclosure Reports***



FY2023 POLITICAL-RELATED SPENDING BY OUR PAC:

$100,097
Total Employee Contributions

$46,500
Democrat – 48% and Republican – 52%
Total Political Contributions

SUCCESS SPOTLIGHT

Leveraging Technology to Advance Patient Safety and Improved Outcomes

CMS issued a rule that answered Premier's call to implement electronic prior authorization to help reduce the inefficiencies, burdens and care delays that the highly manual and time-consuming prior authorization process places on patients and providers.

21

IN THIS SECTION OUR “PEOPLE FIRST” PHILOSOPHY DIVERSITY, EQUITY, INCLUSION AND BELONGING 03 Our People & Culture Guided by our values, our employees work every day to make meaningful differences in healthcare. At the core of what we do is our most valuable resource — our people. H I G H LI G H TS + Implemented company-wide + Enhanced professional development + Offered over 9,000 online learning programming centered on growth, opportunities with Leadership modules with employee participation diversity, equity, inclusion and belonging Excellence at Premier (LEAP) Program. rate of 79%. in the workplace.

00
OVERVIEW

01
IMPROVING COMMUNITY HEALTH

02
ETHICS AND COMPLIANCE

03
OUR PEOPLE AND CULTURE

04
RESPONSIBLE SUPPLY CHAIN

05
ENVIRONMENTAL STEWARDSHIP

06
APPENDIX

Our values – integrity, innovation, passion for performance and focus on people – guide our business decisions and the manner in which we make them and are what make our solutions stand out. Without our employees' focus on our mission and willingness to serve, our ability to deliver value would be vastly diminished.

OUR "PEOPLE FIRST" PHILOSOPHY

We aim to build a culture of high-performing leaders and teams with a "People First" mindset for evolving our culture and organization, staying true to our values, and maintaining a high level of employee engagement and retention. Our people strategy is anchored upon three foundational goals:

- Attract the best people through effective workforce planning and recruiting strategy.
- Maintain a high-performing workforce with clearly defined goals, strong leadership and aligned incentives.
- Create a compelling work environment where employees feel valued and able to contribute to the success of the business through fostering innovation, collaboration and growth.

COMPENSATION AND BENEFITS

Our Total Rewards Program combines competitive compensation packages with health and wellness resources, employee experiences, talent development, and recognition opportunities. Our Total Rewards philosophy and programs are designed to attract and retain exceptional talent at all levels of our organization. We strive to comply with all applicable laws and regulations, including equal-opportunity laws and regulations, and continuously review compensation levels to ensure fair and equal pay for all employees. If organizational restructuring is necessary such that workforce adjustments must be made, we follow the company's severance plan, offering benefits that include salary continuation, coverage for the employer's portion of health benefits premiums, and access to outplacement services.

Premier uses a variety of objective evaluation methods, including external market surveys, geographic cost of living and cost of labor assessors, and external experts, to ensure that our compensation programs are competitive, equitable and commercially reasonable. We provide pay ranges in our human resources system and on all job postings to further pay-equity efforts and provide greater wage transparency to employees and applicants. We also engage third-party experts to conduct pay-equity analyses to drive greater insight into our total rewards strategy.

HEALTH AND WELLNESS

We offer a Choice Flexible Benefits Program that provides an array of health, dental and vision coverage, along with life and disability insurance, flexible spending, and paid family leave offerings. We provide customizable benefits coverage, fitness and wellness programs, and healthy living incentives, such as personal health assessments, preventive screenings, activity goals and wellness incentive program.

We also provide a variety of resources from our Employee Assistance Program to support the mental health and emotional well-being of our employees and their families that provide support for mental health, childcare, eldercare, legal assistance and financial wellness, with features such as:

- Free therapy
- Personalized care plans
- Dedicated support
- Diverse providers
- Work-life services
- Medication management

ENGAGEMENT AND RETENTION

Our employees are our most critical asset. The success and growth of our business depends on our ability to attract, reward, retain and develop diverse, talented and high-performing employees at all levels of our organization and provide equal access to opportunities. We are focused on demonstrating strong practices aligned with our ethical, respectful and accountable culture, resulting in a positive employee experience. We believe that this goal is best supported by our emphasis on creating a thoughtful, inclusive culture where everyone can contribute and grow, increasing well-being and mental health awareness and support, and giving back to our communities. To strengthen our culture of promoting appreciation, we provide an online rewards program, Values in Action, to facilitate peer-to-peer recognition with a note of thanks and award points that can be used to purchase merchandise, gift cards or tickets, or make charitable donations.


PREMIER







23

00
OVERVIEW

01
IMPROVING COMMUNITY HEALTH

02
ETHICS AND COMPLIANCE

03
OUR PEOPLE AND CULTURE

04
RESPONSIBLE SUPPLY CHAIN

05
ENVIRONMENTAL STEWARDSHIP

06
APPENDIX



OUR "PEOPLE FIRST" ENGAGEMENT SURVEY

Our continuous listening strategy is centered around our "People First" engagement survey, which has typically been conducted biannually by a third-party employee engagement survey firm. It allows employees to share their views anonymously, and for the company to listen and learn from employees' experiences. The survey provides us with valuable information about our workplace culture and employee morale, which may be used to develop or refine our culture and to drive informed action planning at a local team level. We believe our strength is in our people, and we remain committed to making Premier a great place to work by aligning our People First culture to our strategic priorities as an intentional, continuous improvement strategic initiative.

In FY2023, employee engagement remained strong, with increases in all major drivers of engagement. Our employee engagement score was 80 as of spring 2023, above the global engagement benchmark of 75. We outperformed global benchmarks in all benchmarked questions and continue to see incremental improvements in areas previously seen as relative opportunities. Two areas historically seen as relative opportunities are the growth category, which outperformed the benchmark by six points and an item relating to diversity, equity, inclusion and belonging in the workplace, that outperformed the global benchmark by ten points.

To maintain a "People First" culture, we have taken steps to act on our 2022-2023 survey results in many ways, including the following:

- Implemented programming that centers on growth, diversity, equity, inclusion and belonging in the workplace, such as launching season two of an all-employee podcast, growing participation in the Professional Women in Healthcare program, and deploying mentorship and networking opportunities across the company.
- Launched Phase 3 of "One Premier Growth Mindset," an initiative focused on enhancing our existing culture by adopting a blueprint of agreements. In summer 2022, we introduced the first two agreements, "Self-Mastery" and "Real Talk," which encourage a growth mindset and open and honest feedback between individuals and within teams. Phase 3 addresses leveraging these concepts to enhance and sustain an environment of "Multi-Level Trust."
- Hosted regular company-wide leadership meetings and quarterly all-employee "Let's Connect" meetings to drive connection and communication with executive leadership.
- Completed our first cohort of the Leadership Excellence at Premier Program, delivering a leadership development opportunity to select participants.
- Expanded discussion, education and connection regarding employee networking through ERGs.

TALENT DEVELOPMENT

We provide an assortment of instructor-led courses for job-specific training, as well as access to online learning platforms such as Workday Learning and LinkedIn Learning. Our online curriculum includes a selection of over 9,000 internally developed and LinkedIn Learning courses, grouped categorically with topic areas such as leadership and management; productivity and time management; project management; diversity, inclusion and belonging; personal and business acumen; data analytics; and growth-mindset behaviors. In FY2023, 79% of our employees consumed eLearning content on Workday. Additionally, tuition scholarships totaling nearly $173,486 were provided during FY2023 to 47 qualifying employees to aid in advancing their higher and continuing education.

TALENT MANAGEMENT AND PLANNING

The success of our approach to talent management is strengthened by our dedicated integration of Quarterly Check-Ins and diligent approach to talent planning. Through the practice of open and honest "real talk" that aligns with the One Premier Growth Mindset, these cornerstone practices work together to align individual skills and strengths to Premier's mission, vision and strategic objectives.

Premier's Quarterly Check-In practice provides leaders the platform to coach talent on how they performed in their role as compared to job responsibilities, team and department goals, and what is expected of them in the future. The process consists of an employee self-evaluation, manager evaluation, check-in conversations and acknowledgements. This practice ensures that every employee at Premier is intentionally working to execute key work objectives and develop competencies, skills and knowledge for ongoing individual development and learning toward career aspirations and professional growth. We find that consistently more than 90% of employees and leaders complete this process quarter over quarter.

Annually, talent planning has leaders think strategically about existing talent and future business needs by systematically reviewing internal talent pipelines for potential, retention risk, promotional readiness and alignment to living Premier's values. Through the calibration process, we intentionally inform meaningful self-mastery objectives, identify talent gaps and risks, and develop retention strategies.

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00
OVERVIEW

01
IMPROVING COMMUNITY HEALTH

02
ETHICS AND COMPLIANCE

03
OUR PEOPLE AND CULTURE

04
RESPONSIBLE SUPPLY CHAIN

05
ENVIRONMENTAL STEWARDSHIP

06
APPENDIX

LEADERSHIP DEVELOPMENT

Mentoring

Our mentoring program supports our learning culture, provides career path guidance, and encourages personal growth and development across the enterprise. In FY2023, we had 52 mentorship pairs to facilitate opportunities for on-the-job growth, new connections, visibility and personal success. Approximately 25% of these mentors and mentees found new opportunities at Premier, and all program participants were either satisfied or very satisfied with their mentor or mentee pair and the overall program experience.

Internships

In support of early career talent, Premier annually sponsors a summer internship program for students from undergraduate to post-graduate programs across the country to contribute to meaningful projects over a 12-week period. Each student is paired with a supervisor and mentor to guide their professional development along with access to ongoing education sessions and community and social events to learn more about Premier, the healthcare industry and the impact on communities we serve. Furthering our commitment to diversifying our workforce, of the 2023 summer intern class, over 40% of our interns were of ethnically diverse backgrounds and over 60% were female, thus supplementing our diverse talent pool of qualified candidates. Once the program was completed, 96% were recommended for hire.

Supporting Our Premier Leaders

All employees who become managers for the first time are invited to join a new manager program designed to orient those new to our management philosophies, requirements and resources, and provide support in transition to this increased responsibility. In addition, in FY2022, we introduced the Leadership Excellence at Premier (LEAP) Program and in FY2023, we delivered this leadership development opportunity to 27 high-potential leaders. Designed to leverage a comprehensive needs analysis, this program encourages bold thinking, develops leadership skills and builds a cross-functional network. LEAP offers virtual classroom learning through external training providers, networking with program alumni, cross-collaborative cohort meetings to enrich learning, and a real-world project where individuals can apply their knowledge and newly gained skills toward strategic business initiatives in the organization.

We also offer more broad-based leadership training through our monthly Leading at Premier webinar series. Approximately 25% of our leaders participated in this training during FY2023.

INTERNAL PROMOTIONS

We believe our internal development initiatives are integral in bolstering career path opportunities and advancements for employees. We promoted 366 employees during FY2023, representing approximately 13% of our total employees.







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00 OVERVIEW
01 IMPROVING COMMUNITY HEALTH
02 ETHICS AND COMPLIANCE
03 OUR PEOPLE AND CULTURE
04 RESPONSIBLE SUPPLY CHAIN
05 ENVIRONMENTAL STEWARDSHIP
06 APPENDIX

DIVERSITY, EQUITY, INCLUSION AND BELONGING

We believe that solving complex challenges requires a greater diversity of thought, cross-cultural representation and engagement. We know that diverse perspectives, experiences and backgrounds are powerful ways to unlock new ideas and better understand the needs of others.

OUR DEIB STRATEGY

The positive impact of our Diversity, Equity, Inclusion and Belonging (DEIB) approach is far-reaching, not only within our company, but also for the communities and members we serve. Our Chief Diversity and Inclusion Officer leads our DEIB strategy and reports to our CEO with oversight by our Compensation Committee and Board. Our Council on Diversity, Equity, Inclusion and Belonging is composed of Premier's Executive Leadership Team, organizational vice presidents and Employee Resource Group Co-Chairs and is the governing committee that defines, drives and supports our five strategic DEIB pillars. These strategic pillars act as the key performance indicators of our DEIB strategy and are designed to nurture and promote an environment for high-performing teams to improve and thrive while delivering extraordinary solutions to improve healthcare to our members, partners and community at large.

Prioritizing Diverse Leadership Composition

We recognize and value the benefits that diversity can bring to our Board, and our Corporate Governance Guidelines include a formal Board Diversity Policy. The Board believes that diversity promotes the sharing of different perspectives, mitigates against group thinking and improves oversight, decision-making and governance. Diversity on the Board also demonstrates our commitment to diversity at all levels within our company. To learn more, please see our *2023 Proxy Statement*.

EMPLOYEE DIVERSITY METRICS

Our vision is to maintain a workforce that represents the populations we serve. All our employees are located within the U.S., and 56 employees qualified as foreign nationals as of June 30, 2023. We assess workforce diversity as part of a broader effort to identify areas of continuous improvement to ensure that we are building and retaining a diverse workforce while also leveraging the importance of different knowledge areas and perspectives to drive innovation, productivity and excellence. We also analyze this data to determine how best to attract and develop a pipeline of diverse and qualified candidates and promote an inclusive, anti-discriminatory environment of belonging that ensures equal access to opportunities.

RECRUITING DIVERSE TALENT

Once again, in FY2023, we have been successful in fostering gender parity between our total workforce representation and management-level representation. We continue to make efforts to identify opportunities to drive even more parity in our representation of employees from diverse backgrounds across the organization. As such, we have enhanced our approaches by addressing recruitment sources and development programs, as well as engaging hiring managers in understanding the need to grow diverse pools of available and qualified talent by creating targeted initiatives and investing in tools to engage employees from all backgrounds. Improvements to our activities include:

- Engaging with colleges, universities and professional affinity organizations with a higher population of diverse representation.
- Utilizing data to identify school, industry and geographic statistics for the highest numbers of qualified diverse talent by providing real-time population data.
- Engaging our ERG members and recruiting more than 100 "employee ambassadors" to create a talent outreach team that engages colleges and universities.
- For the third straight year, our strategy to develop a diverse applicant pool for our intern program has yielded representation of over 40% people of color and is over 60% female.

EMPLOYEE DIVERSITY METRICS *As of June 30, 2023*

TOTAL EMPLOYEES

Employee Gender Representation


Female - 56%
Male - 44%

Race and Ethnicity Representation


White - 70.8%
Asian - 11%
Black or African American - 10.8%
Hispanic of Latino - 4.2%
Other* - 3.2%

MANAGER-LEVEL AND ABOVE

Employee Gender Representation


Female - 51%
Male - 49%

Race and Ethnicity Representation


White - 81%
Asian - 7.6%
Black or African American - 6%
Hispanic of Latino - 3.7%
Other* - 1.7%

* Includes full-time employees who self-identify as Native Hawaiian, Pacific Islander, American Indian, Alaskan Native, or two or more races.

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OVERVIEW

01
IMPROVING COMMUNITY HEALTH

02
ETHICS AND COMPLIANCE

03
OUR PEOPLE AND CULTURE

04
RESPONSIBLE SUPPLY CHAIN

05
ENVIRONMENTAL STEWARDSHIP

06
APPENDIX

EMPLOYEE RESOURCE GROUPS

We support ERGs as a vital part of our culture, helping us build an environment of diversity, equity, inclusion and belonging and a sense of company pride. These groups provide opportunities to listen, learn, mentor, grow and assist leadership with the cultural development of the organization and provide critical feedback on their workplace experiences and passion around community development. Our ERGs act as the employee voice in helping leadership define the employee experience and leverage their knowledge for broader organizational success.

Our ERGs provide a way to channel information that enhances our employees' ability to network with peers of similar interest, and fosters a sense of belonging throughout the company, even while many of us are working from home. We have eight ERGs with more than 275 employee representatives (10% of our employee population, our Executive Leadership Team and Vice Presidents as co-sponsors) that operate together across business units and locations around the country:

- AAPI Employees & Allies
- Black Professionals & Allies Connect
- Disabled Employees & Allies
- Latin Employees & Allies
- LGBTQ+ Employees & Allies
- Member Field Services Advisory Council on Diversity & Inclusion
- Military Veteran Employees & Allies
- W.O.M.E.N. & Allies

Demonstrating our focus on nurturing a culture of diversity, equity, inclusion and belonging, every member of our executive team acts as a sponsor for one or more ERGs, leads the strategic pillars of DEIB, and sits on the Leadership Committee of the DEIB Council. In FY2023, our ERGs held over 25 workshops, lectures, fireside chats, lunch and learns, and other events to further educate, relate, interact and network with one another to form bonds and build a culture of understanding that helps us to provide a high-performing workplace and truly embody a culture of belonging.

Our ERGs aim to bring their spirit of inclusion and belonging to transform our communities through both volunteering and charitable donations. Each ERG is allocated funds each year to support group events and charities. For example, for the third year in a row, our Senior Vice President of Supply Chain sponsored an event for the Wounded Warrior Project® (WWP), leading Premier's Military Veterans and Allies ERG to being named by WWP as their top-contributing team in CY2022. Please see Our Social Responsibility Program section of this report for more information on our ERGs' contributions to improving community health.

Lastly, one of the most critical metrics in our DEIB strategy is employee engagement, which is measured twice per year through our employee engagement survey. This year, not only did our employees tell us that eight out of ten employees are engaged in our culture, but specific measures in the survey designed to gauge the success of our DEIB initiatives showed improvement over last year, with the "Inclusion" measure coming in at ten points above the benchmark and "Belonging" coming in at three points above the benchmark.

EMPLOYEE HEALTH AND SAFETY

Premier is proud of its commitment to employee health and safety. We take a multi-pronged approach to safety programs in the workplace to provide a healthy work environment for all employees, as highlighted below.

- Premier maintains health and safety policies that cover all aspects of the work environment, from day-to-day office expectations to disease preparedness and natural disaster response. These policies and plans are communicated and made available to employees, which include:
  - Workplace Safety
  - Emergency Response Program
  - Worker's Compensation Policy
  - Drug and Alcohol Policy
  - Workplace Violence Policy
  - Internal Infectious Disease Preparedness Plan
- Premier has staff that visit and work with our healthcare members. Any staff that performs work on a member site are also subject to member safety protocols.
- Premier also has a Corporate Emergency Response Team (CERT) responsible for coordination and management of emergency situations, such as disruptive weather events, safety incidents, building disruption, public health concerns, and technology and communication issues. Together with the Premier Continuity Management Team, CERT helps ensure a return to business as usual as soon as possible.
- Our Emergency Response Program provides guidance in the event of situations that may impact employee safety or normal business operations. We leverage the Emergency Response Program to provide all-staff alerts and engage in regular testing and training to make sure our workforce is familiar with Premier's process in the event of an emergency.
- Premier maintained a robust and flexible response to the COVID-19 pandemic over the last several years and will carry important learnings forward to continue to provide a healthy workplace for an evolving world. We remain flexible and prepared to address unforeseen health events as they may arise in the future.

Our Five Strategic DEIB Pillars

LEADERSHIP AND CULTURE
Build a culture of high-performing leaders and teams with a mindset for evolving our culture and maintaining a high level of employee engagement and retention and organizational growth.

PEOPLE AND WORKPLACE
Build a diverse workforce by identifying, attracting and retaining a pipeline of diverse and qualified candidates through targeted outreach, recruitment, employee development and selection in an anti-discriminatory environment that ensures equal access to opportunities.

COMMUNITY HEALTH
Design and implement coordinated community development initiatives in partnership with employees, health system members and life sciences partners to address the drivers of health that achieve health equity.

SUPPLIER DIVERSITY
Evolve strategies to continue the focus on socioeconomic development and growth of communities through minority- and women-owned business enterprises (MWBE+). Use mass and volume of these programs to drive better healthcare outcomes, strengthen local economies, and develop a more robust supplier-diversity ecosystem for the healthcare industry.

PARTNERS AND MEMBERS
Create a Chief Diversity and Inclusion Collaborative with member hospital chief diversity and inclusion officers to share best practices and discuss the future of DEIB in healthcare.

27

IN THIS SECTION SUPPLY CHAIN SUPPLIER ETHICAL PRODUCT QUALITY SUPPLY CHAIN SUPPLIER SUPPLIER CHAIN RESILIENCY SERVICES STANDARDS AND SAFETY ENVIRONMENTAL SUSTAINABILITY DIVERSITY AND DISASTER RESPONSE 04 Responsible Supply Chain We believe we play a critical role in the rapidly evolving healthcare industry, collaborating with members and other customers to co-develop long-term innovative solutions that reinvent and improve the way care is delivered to patients nationwide. H I G H LI G H TS + Assisted our members to transact over + Advanced collaboration with suppliers to + Monitored quality, safety and value + Pioneered the development of supplier $1 billion with diverse suppliers through ensure that environmental sustainability standards of supplier products and contracting standards for assessing Premier’s group purchasing program. information is made available before services with ongoing advice and and promoting the cybersecurity of purchasing decisions are made. oversight from 29 strategic sourcing internet-connected medical devices committees representing more than and equipment. 150 of U.S. hospital members.

00
OVERVIEW

01
IMPROVING COMMUNITY HEALTH

02
ETHICS AND COMPLIANCE

03
OUR PEOPLE AND CULTURE

04
RESPONSIBLE SUPPLY CHAIN

05
ENVIRONMENTAL STEWARDSHIP

06
APPENDIX

Our supply chain approach is designed to provide our members with valuable access to scale efficiencies, actionable data intelligence and information resources to help them deliver higher-quality and more cost-effective healthcare. We believe that our partners throughout the supply chain rely on our integrity, expertise and professionalism. Our suppliers count on us to maintain competitive bidding processes that are fair, timely and understandable.



SUPPLY CHAIN SERVICES

Our Supply Chain Services business supports our members in managing their non-labor expenses and capital spend through a combination of products, services and technologies. These include our GPO serving acute, non-acute and non-healthcare, supply chain co-management, and direct sourcing activities.

Supply Chain Services leverages the collective buying power of our members that represent many of the country's most progressive and forward-thinking healthcare organizations. The participation of these healthcare providers gives us additional insights into industry challenges and innovative best practices that we can share broadly.

Premier is committed to contracting with suppliers that demonstrate manufacturing resiliency, redundancy and quality investments while also adhering to our labor law policies. Therefore, our contract portfolio includes suppliers that manufacture in varied locations outside of China, including in the United States, elsewhere in North America, South America, Europe, Africa and other parts of Asia.

GROUP PURCHASING ORGANIZATION PROGRAM

On behalf of our members, we negotiate over 3,300 contracts with more than 1,400 suppliers through our GPO program, providing our members with access to a wide range of products and services, including medical and surgical products, pharmaceuticals, laboratory supplies, capital equipment, IT, facilities and construction, food and nutritional products, and purchased services (such as clinical engineering and document shredding services). Total purchasing volume by all GPO members was more than $83 billion for CY2022.

Through our GPO programs, we aggregate member purchasing power to negotiate pricing discounts and improve contract terms with suppliers. We do not take title to the underlying equipment or products purchased by members through our GPO supplier contracts.

Our contracting process is guided by what we believe is the industry's most comprehensive GPO Code, which supports healthy competition while supporting the development of new and innovative products. Our sourcing process ensures that factors beyond price are given serious and appropriate consideration. Clinical efficacy and improved patient care are especially important to us and to our members.

GPO Supplier Selection Process

Sourcing Committees

We facilitate service line-specific sourcing committees to determine which suppliers are awarded group purchasing contracts. More than 450 individuals — collectively representing more than 150 of our U.S. hospital members — sit on one of our 29 strategic sourcing committees. These committees advise on ways to improve the development, quality and value of our products and services.

Clinical Councils and Selection Criteria

Our supplier selection criteria vary by category and are created by our internal Clinical Councils with member subject-matter expertise on the product category being reviewed. Our Clinical Councils are composed of multidisciplinary members with backgrounds, including pharmacy, laboratory, nursing, surgical and cardiovascular areas. Clinical Councils establish the core evaluation framework that best accounts for safety regulations, clinical trials, product reviews and applicable certifications related to key assessment factors such as:

+ Quality + Safety + Clinical impact + Cost effectiveness + Physician preference + Environmental impact + Diversity + Breakthrough potential + Member input

We partner with a third-party provider for ongoing supplier and site assessment and monitoring of a broad range of environmental and social issues, including identifying chemical spills; environmental hazards; regulatory changes; labor disruptions or violations; fines; legal and regulatory actions; and actions under the FDA, European Medicines Agency, or Occupational Safety and Health Act (OSHA). We also incorporate risk scoring into our supply chain management processes to analyze trends, identify risky suppliers or parts, and mitigate risks where possible.

For more information on our supplier selection criteria, please visit the *Suppliers* page on our website.

DIRECT SOURCING

We offer our members the opportunity to purchase products that are directly sourced in the healthcare space through our subsidiary, S2S Global (S2S), primarily for commodity items such as patient gowns, exam gloves, lab coats, masks and incontinence products, among others. We believe that our direct sourcing activities help our members and other customers access a diverse product portfolio and provide transparency related to manufacturing costs and competitive pricing. We market our direct sourcing activities primarily under the PremierPro® brand.

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OVERVIEW

01
IMPROVING COMMUNITY HEALTH

02
ETHICS AND COMPLIANCE

03
OUR PEOPLE AND CULTURE

04
RESPONSIBLE SUPPLY CHAIN

05
ENVIRONMENTAL STEWARDSHIP

06
APPENDIX

SUPPLIER ETHICAL STANDARDS

Integrity forms the basis of our successful business operations and underpins all our business relationships. All suppliers are expected to uphold our high standards and comply with our obligations as outlined in our Supplier Standards, including responsible business practices related to human rights and antibribery and anti-corruption standards.

GPO AND MEMBER COMMITTEE COMPLIANCE

In providing our group purchasing services, we serve the interests of our member hospitals and health systems and, through them, the patients and communities they serve. Foremost among those interests are good clinical outcomes for patients and cost effectiveness in care processes and resource utilization of supplies, pharmaceuticals and equipment. We seek to act ethically, accountably and fairly with respect to all participants in the healthcare marketplace. Each GPO member is bound by the terms outlined in our GPO Code. During CY2022, 100% of our GPO Member Committee participants completed their annual conflict of interest attestations. For more information, please see our ***Member Committee Conflict of Interest Policy***.

COMPLIANCE AND AUDITS

Premier is committed to providing safe products and services that meet compliance and reporting needs. We have integrated a centralized risk management and compliance cloud-based platform within our vendor management system to ensure vendor compliance with all applicable laws and regulations. Premier's security, third-party audits and certifications, documentation, and legal and regulatory commitments help support customer compliance teams to regularly undergo independent verification of their security, privacy and compliance controls, achieving certifications, attestations of compliance or audit reports against stringent standards. As a part of the independent verification process, third-party auditors examine our end-to-end security practices, including data centers, infrastructure and operations, at a regular cadence.

S2S GLOBAL COMPLIANCE

Given the global footprint of our contract manufacturing suppliers, our corporate social responsibility practices at S2S are paramount. S2S has adopted strong anti-bribery and anti-corruption standards, and seeks to identify and mitigate the occurrence of forced labor and human trafficking in our supply chain through training. In CY2022, 100% of S2S employees and other personnel who work with S2S completed this education. As part of our overall Social Compliance Program, every contracted supplier in our S2S direct sourcing business is required to participate in our S2S Social Compliance Program to ensure they conduct themselves in an ethical and socially responsible manner. They are required to undergo an initial on-site audit conducted by a third-party auditing firm during the on-boarding process. The audit covers labor, wage, health and safety, trafficking, and other social compliance metrics. An unannounced follow-up visit is made to ascertain progress. Results and corrective actions are then shared annually with Premier's ACC and BOD.

An ongoing internal evaluation of potential risks is monitored by our Legal and Corporate Compliance departments. Our anonymous third-party reporting portal, Premier's WorkSmart Integrity HelpLine, is available to anyone to report unethical behavior, misconduct and/or suspected illegal activity.

VENDOR GRIEVANCE PROCESS

We take vendor grievances seriously and offer several ways to resolve possible issues. We have our own vendor grievance process to ensure a vendor's ability to access our contracting staff and leadership for concerns relating to the contracting award process. Concerns, grievances and complaints are reviewed by the Vendor Grievance Review Panel.

In addition to our vendor grievance process, a vendor may request further review of any outstanding concerns through the Healthcare Group Purchasing Industry Initiative (HGPII) Independent Evaluation Process, facilitated by the American Arbitration Association® (AAA). For CY2022, there were no grievances filed by suppliers. For more information, please see our Vendor Grievance Policy.

Premier's Supplier Standards



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OVERVIEW

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IMPROVING COMMUNITY HEALTH

02
ETHICS AND COMPLIANCE

03
OUR PEOPLE AND CULTURE

04
RESPONSIBLE SUPPLY CHAIN

05
ENVIRONMENTAL STEWARDSHIP

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APPENDIX

PRODUCT QUALITY AND SAFETY

We act as a trusted connection point for healthcare providers, suppliers and the government by seeking to promote access to safe, high-quality products throughout our supply chain.

Premier's Risk and Compliance organization has incorporated baseline control expectations in our group purchasing contracts that suppliers must formally attest to in writing as conditions of sale/usage. Sourcing with such diligence and care promotes the quality and security of the digital products and services within our group purchasing catalog.

GPO QUALITY AND SAFETY ASSURANCE

Our GPO operational contracting analysis is designed to ensure that products provided by GPO suppliers are FDA-approved as required and perform as intended in a safe and effective manner. Several resources are used to gather information about products, including randomized controlled trials published in peer-reviewed professional journals, case studies, market guides or product comparisons, field trials, clinical staff surveys, quality monitors, customer satisfaction data, and financial data. In addition, our GPO may evaluate product-related information involving patient and worker safety as well as environmental issues. Our GPO does not independently test any products.

RECALL POLICIES AND PROCEDURES

Our quality and safety assurance begins with the initial supplier bid submission. During the kickoff stage of our supplier selection process, we require that each supplier disclose information related to product category regulations, including FDA inspection and clearance status. Additionally, each supplier must provide its recall policies and procedures, including management of recall notifications, customer engagement, order substitution and expectations regarding turnaround-time thresholds. This information is reviewed by our service line-specific sourcing committees and clinical committees.

Contracted suppliers are expected to comply with all FDA requirements for actions to be taken related to products (medical devices, drugs, biologic products, etc.) that are found to be defective, could pose a risk to health or are in violation of FDA regulations. This includes notification to the FDA as well as collaboration with our GPO and subject-matter experts to notify members, provide support and advice regarding safety incidents or recalls, and conduct follow-up checks to assure successful resolutions.

S2S QUALITY ASSURANCE AND TRACEABILITY IN DIRECT SOURCING

The Quality Assurance program for our S2S direct sourcing option incorporates industry best practices to deliver high-quality products, traceability and tangible savings. S2S's internal Quality Assurance team, along with the Quality Inspection team from our overseas exclusive sourcing agent, conduct both supplier and product validation throughout the manufacturing process. Members conduct product validation and pre-production evaluation via our S2S Clinical Committee. Member feedback also drives product improvements throughout the contract cycle.

Supplier validation includes third-party auditing covering manufacturing specifications and facility capabilities (e.g., ISO 9001, ISO 13485, GMP, etc.). Products are inspected during production through random sampling prior to shipment, and via inbound and random distribution center inspections to monitor product quality and consistency over time.

During FY2023, S2S has developed and deployed internal product portfolio training for all S2S employees as it relates to product quality and product safety. Traceability capabilities are facilitated throughout the supply chain fulfilment process by utilizing identifiers on packaging (both inner and outer), such as printed lot numbers, date of manufacture and unique device identifiers. S2S offers safety data sheets for some of the product offerings provided to members. It also provides customer training and counseling for all product offerings to members.

COUNTERFEIT DRUGS AND TRACEABILITY

Our portfolio of pharmacy contracts covers hundreds of suppliers and distributors that provide thousands of products to our GPO that are authorized to do business with our suppliers. Distributors engaged in known gray-market activity (e.g., selling Premier private-label products when they are not under contract with Premier) or price gouging on shortage-impacted drugs will not be awarded a contract with us.

Through our pharmacy program, we contract with manufacturers of both commercially manufactured pharmaceuticals and 503B-manufactured (i.e., outsourced drug compounding facility) pharmaceuticals. These manufacturers either deliver their products directly to the healthcare provider or ship through authorized wholesalers and distributors who abide by Drug Supply Chain Security Act (DSCSA) regulations for tracking and tracing the ownership and delivery of pharmaceuticals. Upon receipt, the provider of a pharmaceutical product can track its movement throughout the supply chain. Our members and contracted distributors abide by DSCSA rules and regulations. We offer supplier contracts for members with DSCSA track-and-trace technology solutions to assist our members in assuring the integrity of the drug supply chain.

We contract with distributors that purchase pharmaceuticals for our GPO members directly from the manufacturer, thus minimizing the chance for diversion or counterfeiting. In addition, with respect to 503B suppliers that are under contract with Premier and supply drug-shortage products to our members, we have a process whereby we audit each supplier over the course of the life of the contract.

If a healthcare provider has a question or concern about a pharmaceutical product they purchased from the manufacturer or wholesaler/distributor and that concern is shared with us, we put that provider in touch with the appropriate individuals to discuss the concern and action that needs to be taken.

In addition, we monitor a variety of FDA and other industry sources for notification of any pharmaceutical recalls. This allows us to understand the nature of the recall, if it is a product and/or manufacturer with which we are under contract, and if there is a need to take action.

Our members are provided alerts regarding shortages, recalls and other safety incidents through a weekly pharmacy newsletter. Time-sensitive updates on pharmaceuticals are provided to members through email.



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OVERVIEW

01
IMPROVING COMMUNITY HEALTH

02
ETHICS AND COMPLIANCE

03
OUR PEOPLE AND CULTURE

04
RESPONSIBLE SUPPLY CHAIN

05
ENVIRONMENTAL STEWARDSHIP

06
APPENDIX

SUPPLY CHAIN ENVIRONMENTAL SUSTAINABILITY

We are committed to supplying our members with products that support the health of their patients, staff and communities. As part of this commitment, our Sourcing Committees include data on environmental impact in their contracting decisions. Enabled by our data-driven approach, forward-thinking supply chain teams are driving continued green innovations in healthcare that cut costs over the long term, reduce environmental impact and minimize negative consequences on public health.

ENVIRONMENTAL ASSESSMENT PROCESS

We work with suppliers to ensure that environmental sustainability information is made available before purchasing decisions are made. We request extensive information from our suppliers on environmentally preferable policies and practices, and are guided by our Environmentally Preferred Purchasing (EPP) Advisory Council. The EPP Advisory Council is composed of sustainability, supply chain and facilities specialists from a cross-section of member health systems. It reviews and advises on upcoming contracts from a sustainability perspective. The EPP Advisory Council also acts as a forum for members to discuss best practices to promote sustainability in healthcare, solve common challenges and drive continuous improvement.

Our sourcing process includes questions about the existence of chemicals of concern, recyclable or recycled packaging, and non-latex, non-DEHP/PV products[6]. Premier is also a signatory of the Chemical Footprint Project (CFP), which provides an independent assessment solution to help track and encourage the use of safer chemicals. As a CFP signatory, and through the support of our individual members, we help accelerate the adoption of safer and environmentally sustainable chemicals by industry suppliers.

Recent updates to our supplier questionnaires include questions specifically addressing suppliers' Scope 1 and Scope 2 emissions. These include whether suppliers are measuring their emissions and reporting them publicly, if they have been independently verified, and what their emission reduction plans are.

Contracted products with environmental attributes are highlighted in our product catalog for use by our member health systems as part of our work to integrate critical environmental impact data for medical and non-medical products into the purchasing process for hospitals, health systems and other provider organizations. For example, the consideration of Premier's environmental data within supplier decision-making helps our hospital members to better integrate eco-friendly products and sustainable practices within targeted healthcare areas to make positive impacts, such as in operating rooms. While operating rooms generate approximately 60% of a hospital's revenues, they also produce approximately one-third of a hospital's waste and two-thirds of its regulated medical waste, and can consume three to six times more energy per square foot than anywhere else within the hospital[7].

TRANSPORTATION AND LOGISTICS

We provide our GPO members with direct sourcing options through our subsidiary, S2S. While most of these direct-sourced items are produced by suppliers in Southeast Asia, we have implemented and will continue to explore opportunities to create a more resilient healthcare supply chain by partnering with healthcare providers and suppliers to increase domestic and near-shore production of personal protective equipment (PPE) and other critical supplies. In FY2023, S2S has on-shored production of nitrile exam gloves, AAMI level 2 isolation gowns and incontinence pads.

We rely on third-party transportation providers who use fuel and energy on our behalf to transport our directly sourced goods via various modes of transportation, including air, ocean and road. We take a holistic approach to optimize delivery efficiencies between our members and suppliers.

SUPPORTING SUSTAINABILITY INITIATIVES

Recognizing that the challenge of improving healthcare's environmental footprint can only be solved by close cooperation, we foster ties with all relevant parties. Premier is a Premier Affiliate Partner of Practice Greenhealth, the foremost NGO operating in the healthcare sustainability space. We have also collaborated closely with Healthcare Anchor Network (HAN), providing feedback on how GPOs can support HAN's dual objectives of supporting local economies and furthering environmental justice. Through these efforts, we are working to address the healthcare sector's role in climate change.

We also work with member health systems to advance their own sustainability initiatives in a cost-effective and efficient way. This includes utilizing environmental analytics in the contracting process and offering a database with environmental and human health impact data integrated at the product level. We support members pursuing the elimination of chemicals of concern from certain product categories in accordance with industry guidelines established by Practice Greenhealth and HAN. Other member programs we help support include:

- Reducing waste through reprocessing.
- Using products with recyclable packaging and content.
- Decreasing greenhouse gas (GHG) emissions.
- Lowering energy usage through the purchase of energy-efficient electronics.

Combining member purchasing data within our GPO supply chain with our EPP supplier information helps our members to track and monitor compliance with their environmental objectives and sustainability goals.



32

00
OVERVIEW

01
IMPROVING COMMUNITY HEALTH

02
ETHICS AND COMPLIANCE

03
OUR PEOPLE AND CULTURE

04
RESPONSIBLE SUPPLY CHAIN

05
ENVIRONMENTAL STEWARDSHIP

06
APPENDIX

SUPPLIER DIVERSITY

As an organization built on the foundation of transforming healthcare within communities across the country, we recognize that supplier diversity is an important component of our members' success. We believe that minority- and women-owned business enterprises (MBE and WBE, collectively referred to as "diverse" or M/WBE) and small business enterprises (SBE) help our hospitals create jobs and improve life in the communities they serve.

- Premier's GPO portfolio includes contracts with over 250 diverse and SBE suppliers, accounting for 12% of our total contract portfolio[8].
- In CY2022, our GPO members spent over $1 billion with diverse and SBE suppliers, or 1.9% of the total spend, reflecting a decrease from CY2021, largely due to headwinds associated with lower demand for PPE products and declining patient utilization trends.
- Premier's FY2023 annual incentive plan includes a strategic goal focused on increasing member spend through diverse suppliers in our GPO contract portfolio.

SUPPLIER DIVERSITY PROGRAM

We appreciate the challenges that diverse suppliers have with reach and access to market opportunities for their healthcare-related products and services. Our Supplier Diversity Program was created to provide an opportunity for these businesses to partner with us, and has been prioritized as a strategic pillar of our DEIB strategy. The program is constantly expanding to include additional diverse suppliers such as veteran-owned businesses (VET), service-disabled veteran-owned businesses (SDVOB) and LGBTQ+-owned businesses. We continue to evolve our strategies so that our efforts can also help to provide focus to socioeconomic development and growth of communities served by our healthcare members.

We believe the increased use of our Supplier Diversity Program will help drive better healthcare outcomes, strengthen local economies and develop a more robust supplier-diversity ecosystem for the healthcare industry. To further support and expand our Supplier Diversity Program, Premier is a corporate member of the following advocacy organizations:

- National Minority Supplier Development Council
- Women's Business Enterprise National Council
- Healthcare Supplier Diversity Alliance
- Healthcare Group Purchasing Industry Initiative

THE SEEDS PROGRAM

Within the framework of Premier's Supplier Diversity Program, our Sourcing Education and Enrichment for Diverse and Small Suppliers (SEEDS) program aims to increase the number of small, diverse and regional enterprises doing business with members of our healthcare alliance. It lends support to diverse and small business enterprises, including coaching, mentoring, business educational tools, and a stair-stepped approach to help them develop and grow strategic long-term relationships.

SUPPLIER RESILIENCY AND DISASTER RESPONSE

We have a program in place designed to promote geographically diverse manufacturing and ensure a robust and resilient supply chain for essential medical products. Its aim is to help members invest in businesses that can supply shortage products, co-fund the development of affordable products that address specific market needs, and create strategic sourcing contracts to ensure continuous supply. We partnered with members to successfully advance initiatives that promoted supply chain resiliency, such as:

- Partnered with our members to invest in Prestige Ameritech, a domestic manufacturer of masks and other PPE, for a direct source of critical supplies.
- Created a joint venture, DePre, LLC, with our members and DeRoyal Industries, Inc., a global medical manufacturer dedicated to the domestic production of isolation gowns.
- Collaborated with Honeywell to expand U.S. production of nitrile exam gloves.
- Partnered with leading health systems to invest in Exela® Pharma Sciences, LLC, to support U.S.-based drug supply and manufacturing.
- Created a joint venture, Princo LLC, with our members and Premium PPE, to engage in the domestic production of incontinence pads.

We also partner with health systems to find better ways to deliver critical drugs that pharmacists and clinicians need to serve their patients. Guided by our member health systems, including our National Pharmacy Committee, we are bringing an increased supply of generic drugs back to market to fill hospitals' acute needs and help alleviate certain drug shortages. Through our national drug initiatives, we have helped supply members with nearly 150 shortage drugs. Specifically, we created ProvideGx® to invest in innovative new business models and partnerships to address drug shortages, including partnering with high-quality generic drug manufacturers that can supply shortage products, co-funding the development of affordable products that address specific market needs, and securing contracts and strategic sourcing agreements for active pharmaceutical ingredients to ensure a continuous supply, as well as strategic sourcing agreements.

DISASTER RESPONSE COMMUNITY TEAM

Our dedicated Disaster Response Community Team ensures business continuity for our members during a hurricane, fire, tornado or other emergency. We serve as an extra set of hands and legs operating as conduits for information and preparedness. Our team constantly monitors all areas of the U.S. for earthquakes, wildfires, hurricanes and other disruptive events that could potentially affect our members, suppliers or employees.

The global supply chain continues to experience unprecedented disruptions, which are affecting multiple economies and industries, including the U.S. healthcare industry. The rising costs of energy, transportation, food and labor, and the Russia-Ukraine war present additional challenges. Within this dynamic environment, Premier continues to provide our members with the information, tools, and support needed to tackle cost imperatives and provide vital supplies to care for patients.

33

IN THIS SECTION ADDRESSING CLIMATE CHANGE FACILITIES MANAGEMENT 05 Environmental Stewardship A healthy planet means healthy people. We strive to reduce our environmental impact and help our members integrate environmentally friendly practices into their own operations. H I G H LI G H TS + Continued to baseline our greenhouse + Began aligning with the recommendations + Continued to improve the data collection + Continued to offer the option to work gas (GHG) emissions, calculating our of the Task Force on Climate-related from our property managers to enhance remotely or in a hybrid capacity, which Scope 1 and Scope 2 emissions for Financial Disclosures (TCFD). our GHG assessments and better gives our staff flexibility, lowers our energy FY2022. understand the impact of electricity demands, and ultimately, decreases our and gas consumption at our facilities. Scope 1 and 2 footprint.

00 OVERVIEW
01 IMPROVING COMMUNITY HEALTH
02 ETHICS AND COMPLIANCE
03 OUR PEOPLE AND CULTURE
04 RESPONSIBLE SUPPLY CHAIN
05 ENVIRONMENTAL STEWARDSHIP
06 APPENDIX

As part of our efforts to improve the health of our nation's communities, we pursue our mission as prudent stewards of the environment. We strive to identify products and services that not only help our members protect the environment but also seek to integrate evironmentally friendly practices into our own operations. Premier's Environmental Policy, affirmed by Premier's Board and senior management, continues to serve as the base for our environmental initiatives.

ADDRESSING CLIMATE CHANGE

We are cognizant of our duty to reduce the environmental impact of our operations in a fiscally responsible manner and are taking steps to shore up our resilience and adaptability, as discussed in the ***Supply Chain Environmental Sustainability*** section of this report. We are utilizing a phased approach to understand our baseline emissions as an organization, establish effective governance and oversight structures, and identify the next steps to take to do our part in a transition to a low-carbon economy.

In 2023, Premier completed its annual GHG assessment, calculating our FY2022 Scope 1 and Scope 2 emissions for our U.S. offices and data centers. This assessment was completed in accordance with the GHG Protocol Corporate Accounting and Reporting Standard and Scope 2 Standard. For this assessment, we focused on improving and standardizing our data collection processes to increase the amount of primary data utilized in our calculations and ultimately boost the accuracy of the assessment. Through these efforts, we effectively increased the percentage of GHG calculations that leveraged primary data. We aim to continue to enhance our data collection methods for this assessment moving forward.

The results of our annual GHG assessment are shown in the table to the side.

Consistent with our first GHG assessment, electricity consumption at our Charlotte co-located data center and headquarters accounted for the bulk — approximately 78% — of our market-based Scope 1 and 2 emissions. The overall decrease in our total market-based emissions since 2020 is due to several factors, including planned reductions in our real estate footprint and the improved data collection noted above, which showed lower GHG values from our operations vs. the average intensity literature values that were utilized in our inaugural GHG assessment.

FY2022 Market-Based Emissions by Location


Charlotte HQ - 41%
Charlotte Data Center - 37%
Other - 22%

U.S. EMISSIONS (IN $MTCO_2E$[9])			
EMISIONS CATEGORY	**FY2020**	**FY2021**	**FY2022**
Scope 1 Emissions	425	438	331
Location-based[10] Scope 2 Emissions	2,052	2,013	1,576
Market-based[11] Scope 2 Emissions	1,646	1,596	1,166
Total Scope 1 and Location-based Scope 2 Emissions	2,477	2,450	1,907
Total Scope 1 and Market-based Scope 2 Emissions	2,071	2,033	1,497
Total Scope 1 and 2 Location-based GHG Intensity by Floor Area ($MTCO_2e$/1,000 square feet)	6.53	6.50	5.59
Total Scope 1 and 2 Market-based GHG Intensity by Floor Area ($MTCO_2e$/1,000 square feet)	5.46	5.39	4.38
Total Scope 1 and 2 Location-based GHG Intensity by Revenue ($MTCO_2e$/$1 million)	1.91	1.42	1.33
Total Scope 1 and 2 Market-based GHG Intensity by Revenue ($MTCO_2e$/$1 million)	1.59	1.18	1.04

SUCCESS SPOTLIGHT

Premier Signs Pledge to Lead Decarbonization of Healthcare Sector

Premier was recognized at the United Nations Climate Conference (COP27) by the U.S. Department of Health and Human Services (HHS) for pledging ongoing action to decarbonize the healthcare sector and make healthcare facilities more resilient to the effects of climate change. The White House/HHS Health Sector Climate Pledge was developed as part of a series of initiatives by the Biden-Harris administration to protect the health of people in the U.S. from climate change. The pledge has been signed by more than 100 healthcare organizations so far.

By signing the White House/HHS Health Care Sector Climate Pledge, Premier has committed to progressive climate action that includes reducing our organizational emissions by 50% by 2030 (from a baseline no earlier than 2008), designating an executive-level lead for work on reducing emissions, and developing a climate resilience plan for continuous operations.

To help meet this commitment, we have designated our General Counsel as our executive-level lead, and we continue to baseline our Scope 1 and 2 GHG emissions to identify key levers for emissions reductions. As a first step to building organizational resilience to climate change, in 2023, Premier also completed an initial alignment with the Task Force on Climate-Related Financial Disclosures (TCFD).

35

00
OVERVIEW

01
IMPROVING COMMUNITY HEALTH

02
ETHICS AND COMPLIANCE

03
OUR PEOPLE AND CULTURE

04
RESPONSIBLE SUPPLY CHAIN

05
ENVIRONMENTAL STEWARDSHIP

06
APPENDIX

Looking ahead, we recognize that we face certain limitations in reducing our Scope 1 and Scope 2 emissions, as all our offices, including our headquarters, are leased. Nevertheless, we plan to utilize our GHG assessment as a starting point to explore future emissions reduction initiatives. This includes introducing environmental considerations and requirements in new lease agreements; exploring additional opportunities for efficiency upgrades in existing facilities (see ***Facilities Management***); and utilizing Renewable Energy Certificates (RECs). Premier's primary production data center in Culpeper, Va., is 100% covered by Renewable Energy Certificates (RECs) from U.S. wind Virtual Power Purchase Agreements (VPPAs) and Green-e® wind RECs.

Premier is committed to taking measured steps as part of our investment in ESG and climate-related initiatives. Our continued growth in this space is discussed annually with our executive sponsors to determine where and when to move the program forward. We plan to evaluate if a screening and calculation of material Scope 3 emissions may be pertinent to Premier in the future.

For more information on our approach to managing our emissions and key climate-related risks and opportunities, please see the ***TCFD*** table in the ***Appendix***.



FACILITIES MANAGEMENT

As part of our ongoing commitment to understand and manage our environmental impact, we seek to optimize our energy, water and waste use across our operations. This starts at our Charlotte headquarters building, which is managed by Northwood Office and is LEED®-CS Gold certified, with LEED-CI principles applied within the interior build-out design. To encourage low-impact commuting, our HQ has preferred parking places closer to the building for hybrid vehicles and carpools.

The facilities service company for our headquarters was awarded the Cleaning Industry Management Standard (CIMS)-Green Building Certification with Honors by ISSA, the World Cleaning Industry Association. The award is given to those companies that demonstrate a commitment to the delivery of environmentally preferable services designed to meet customer needs and expectations.

ENERGY USE REDUCTION

In all our facilities, we have taken several steps to promote energy conservation. Premier has occupancy sensors in most of our office locations, allowing us to reduce power consumption if there is no occupancy on the floors or in the buildings. We actively and continually monitor our energy needs, and have taken steps like reducing the number of office printers where feasible. We have an ongoing initiative to replace all interior lighting with LED bulbs where possible and provide LED fixtures for any fixture replacements.

Where applicable, in conjunction with our property management teams, Premier participates in electricity curtailment events. During these events, Premier turns off any devices that are not in use and minimizes lighting to only what is necessary for safety and productivity.

SUCCESS SPOTLIGHT



This year, our Director of Facilities Tammy Dorcas, received a scholarship to pursue her IFMA Sustainability Facility Professional (SFP) certification by the International Facility Manager Association. SFP is an assessment-based certificate program delivering a specialty credential in sustainability. By earning this SFP credential, our Director of Facilities will be recognized for her expertise in sustainable facility management and contributions to Premier's economic, environmental and social bottom lines.

> Pursing my SPF certification has broadened my understanding of the critical role sustainability plays for an organization. Sustainability initiatives impact not only the social, financial and environmental aspects of an organization, but also our local communities and beyond. It is exciting to see the work Premier is already doing to be a more sustainable organization, and the knowledge gained by earning my SFP certificate will allow me to be a bigger part of the conversation.
>
> – Tammy Dorcas

We incorporate LED lighting requirements in all new leases that cover future build-out or space renovations, and install motion-sensor lighting with auto-shutoff features when possible. We also work with our landlords to provide special parking for fuel-efficient cars, electric vehicles and carpools. In addition, when scheduling external meetings and conferences, we strive to pursue contracts with facilities that integrate green offerings within their building operations and customer service, such as recycling and water and energy conservation.

Finally, where feasible, we also offer a hybrid work schedule in which employees may elect a combination of work from home, work in a Premier office, or work elsewhere, which has allowed us to decrease our office space and associated energy use.

36

WASTE AND WATER WASTE REDUCTION IN IN OUR OPERATIONS MEMBER HOSPITALS We are conscious of our acquisition, use, Helping to reduce waste produced by our members maintenance, reuse, recycling, and disposal of reduces the impact from the entire product 00 products and services used throughout our lifecycle. We facilitate waste reduction through the OVERVIEW operations. We work with our landlords and contracts we offer. Reprocessing, both as a suppliers to implement eco-friendly best practices stand-alone contract and in the form of blended 01 as part of advancing our environmental codes, eliminates significant quantities of waste for IMPROVING management strategy, such as: our members. For example, just one reprocessing COMMUNITY HEALTH contract at Premier saved 1 million pounds of • Requesting cleaning vendor partners to support waste from going to a landfill last year. We also “green” practices, such as using eco-friendly 02 offer items on contract, such as reusable waste products, HEPA-filter vacuums, recycling ETHICS AND disposal or sterilization containers, which have the COMPLIANCE implements, and energy- and water-efficient potential to eliminate hundreds or even thousands cleaning equipment. of pounds of unrecyclable waste at any system that 03 • Repurposing office furnishings and supplies to deploys them. OUR PEOPLE AND CULTURE local charitable organizations, schools, churches, community organizations and our employees (by auction). 04 RESPONSIBLE • Encourage local employees in Charlotte to SUPPLY CHAIN check on-site office supplies before ordering. 05 In 2022, we successfully relocated or recycled ENVIRONMENTAL over 250 file boxes of paper confidential STEWARDSHIP documents from multiple storage facilities with focus on centralization of all files that need to be 06 retained per member contracts that cannot be APPENDIX recycled at this time. Our current initiative is to have all future documents scanned and stored electronically. Electronic waste (e-waste) recycling is an ongoing process, and we have recycled over 13 tons of IT equipment in the past six years. We are a member of e-Stewards Enterprise, which recognizes electronics recyclers that meet certified standards for responsible recycling practices. We also offer a computer drawing twice a year to our employees for the opportunity to purchase refurbished, previously used Premier computers, with a portion of the proceeds being donated to a nonprofit organization. 37

06 Appendix

00
OVERVIEW
01
IMPROVING COMMUNITY HEALTH
02
ETHICS AND COMPLIANCE
03
OUR PEOPLE AND CULTURE
04
RESPONSIBLE SUPPLY CHAIN
05
ENVIRONMENTAL STEWARDSHIP
06
APPENDIX

ESG DATA TABLE

For additional reference, the following table highlights key ESG metrics and resources related to our operations:

	FY2023	FY2022	FY2021
ETHICS AND COMPLIANCE[12]			
Board ESG Oversight	Nominating and Governance Committee Charter		
Board Composition	As of 10/18/2023	As of 10/19/2022	As of 10/20/2021
Total Directors	9	10	10
Average Age (Years)	65	63	62
Average Tenure (Years)	7	5	5
Independent Directors (#)	8	9	9
Independent Directors (%)	89%	90%	90%
Women (#)	3	3	3
Women (%)	33%	30%	30%
Underrepresented Minorities (#)	1	1	1
Underrepresented Minorities (%)	11%	10%	10%
Ethics and Compliance Policies	2022 Annual Compliance Report Code of Conduct Conflict of Interest Policy	Anti-Bribery Policy Human Trafficking Policy Whistleblower Policy WorkSmart Integrity Hotline	
Whistleblower Reports Made to Premier	0	0	0
Types of Whistleblower Reports	Not Applicable	Not Applicable	Not Applicable
Government Relations			
Political Contributions through Employee PAC	Total Employee Contributions: $100,097 Total Political Contributions of $46,500	Total Employee Contributions: $109,114 Total Political Contributions: $152,500	Total Employee Contributions: $123,334 Total Political Contributions: $56,500
Total Lobbying Expenditures	$1,000,000	$1,070,000	$3,540,000

	FY2023	FY2022	FY2021
OUR PEOPLE AND CULTURE			
Total Head Count (#)	~2,800	~2,600	~2,600
Total Employee Turnover Rate (%)	16%	18%	11%
Voluntary Employee Turnover Rate (%)	11%	14%	9%
Involuntary Employee Turnover Rate (%)	5%	4%	2%
Employee Diversity			
Total Employee Diversity (%)			
Women	56%	54.6%	53.3%
Asian	11%	10.9%	10.7%
Black or African American	10.8%	10.0%	9.6%
Hispanic or Latino	4.2%	3.6%	3.8%
White	70.8%	72.3%	73.2%
Other[13]	3.2%	2.7%	2.7%
Diversity by Role (%)			
Manager Level and Above			
Women	51%	51.7%	51.9%
Asian	7.6%	7.6%	7.3%
Black or African-American	6%	6.2%	5.7%
Hispanic or Latino	3.7%	3.2%	3.4%
White	81%	80.7%	81.4%
Other[14]	1.7%	2.1%	2.1%
Employees Eligible for 401(k) (%)	99.0%	99.0%	99.0%
Employer 401(k) Match (%)	100% of first 3% and 50% of next 2%	100% of first 3% and 50% of next 2%	100% of first 3% and 50% of next 2%
Employee Resource Groups (#)	8	9	10

39

00
OVERVIEW

01
IMPROVING COMMUNITY HEALTH

02
ETHICS AND COMPLIANCE

03
OUR PEOPLE AND CULTURE

04
RESPONSIBLE SUPPLY CHAIN

05
ENVIRONMENTAL STEWARDSHIP

06
APPENDIX

ESG DATA TABLE

For additional reference, the following table highlights key ESG metrics and resources related to our operations:

	FY2023	FY2022	FY2021
IMPROVING COMMUNITY HEALTH			
Total Charitable Giving[15]	1,073	329	288
Total Employee Volunteer Hours	$192,952	$208,894	$278,751
RESPONSIBLE SUPPLY CHAIN			
Group Purchasing Code of Conduct *Supplier Standards*			
Contract Portfolio Comprised of Diverse Suppliers (including agreements with minority-, women- and veteran-owned companies and small business enterprises) (%)	12%	11%	12%
Location-based GHG Intensity by Revenue ($MTCO_2e$/$1 million)	1.33	1.42	1.91

U.S. EMISSIONS (IN $MTCO_2E$[9])			
EMISIONS CATEGORY	**FY2020**	**FY2021**	**FY2022**
Scope 1 Emissions	425	438	331
Location-based[16] Scope 2 Emissions	2,052	2,013	1,576
Market-based[17] Scope 2 Emissions	1,646	1,596	1,166
Total Scope 1 and Location-based Scope 2 Emissions	2,477	2,450	1,907
Total Scope 1 and Market-based Scope 2 Emissions	2,071	2,033	1,497
Total Scope 1 and 2 Location-based GHG Intensity by Floor Area ($MTCO_2e$/1,000 square feet)	6.53	6.50	5.59
Total Scope 1 and 2 Market-based GHG Intensity by Floor Area ($MTCO_2e$/1,000 square feet)	5.46	5.39	4.38
Total Scope 1 and 2 Location-based GHG Intensity by Revenue ($MTCO_2e$/$1 million)	1.91	1.42	1.33
Total Scope 1 and 2 Market-based GHG Intensity by Revenue ($MTCO_2e$/$1 million)	1.59	1.18	1.04

40

00 OVERVIEW
01 IMPROVING COMMUNITY HEALTH
02 ETHICS AND COMPLIANCE
03 OUR PEOPLE AND CULTURE
04 RESPONSIBLE SUPPLY CHAIN
05 ENVIRONMENTAL STEWARDSHIP
06 APPENDIX

SUSTAINABILITY ACCOUNTING STANDARDS BOARD (SASB)

The tables below incorporate accounting standards from the SASB related to Health Care Distributors (HC-DI) as well as relevant topics from Medical Equipment and Supplies (HC-MS) and Software and IT Services (TC-SI). It includes references to sections within this report where specific topics are discussed in further detail.

SUSTAINABILITY DISCLOSURE TOPICS AND ACCOUNTING METRICS: HEALTHCARE DISTRIBUTORS

SASB TOPIC	ACCOUNTING METRIC	SASB CODE	RESPONSE
FLEET FUEL MANAGEMENT	Payload fuel economy.	HC-DI-110a.1	We rely on third-party transportation providers who use fuel and energy on our behalf to transport our directly sourced goods via various modes of transportation and therefore do not have operational control of the fuel consumption needed to calculate this metric.
	Description of efforts to reduce the environmental impact of logistics.	HC-DI-110a.2	We exercise a process of continual feedback and refinement to optimize practices that minimize the time, cost and environmental impact of our order fulfillment operations. For more information, see the ***Transportation and Logistics*** section of this report.
PRODUCT SAFETY	Total amount of monetary losses as a result of legal proceedings associated with product safety.	HC-DI-250a.1	In FY2023, Premier incurred no monetary losses that resulted from legal proceedings associated with product safety.
	Description of efforts to minimize health and safety risks of products sold associated with toxicity/chemical safety, high abuse potential or delivery.	HC-DI-250a.2	See the ***Product Quality and Safety*** section of this report.

SUSTAINABILITY DISCLOSURE TOPICS AND ACCOUNTING METRICS: HEALTHCARE DISTRIBUTORS

SASB TOPIC	ACCOUNTING METRIC	SASB CODE	RESPONSE
COUNTERFEIT DRUGS	Description of methods and technologies used to maintain traceability of products throughout the distribution chain and prevent counterfeiting.	HC-DI-260a.1	See the ***Counterfeit Drugs and Traceability*** section of this report.
	Discussion of due diligence process to qualify suppliers of drug products and medical equipment and devices.	HC-DI-260a.2	See the ***Product Quality and Safety*** section of this report.
	Discussion of process for alerting customers and business partners of potential or known risks associated with counterfeit products.	HC-DI-260a.3	See the ***Counterfeit Drugs and Traceability*** section of this report.

41

00
OVERVIEW

01
IMPROVING COMMUNITY HEALTH

02
ETHICS AND COMPLIANCE

03
OUR PEOPLE AND CULTURE

04
RESPONSIBLE SUPPLY CHAIN

05
ENVIRONMENTAL STEWARDSHIP

06
APPENDIX

SUSTAINABILITY ACCOUNTING STANDARDS BOARD (SASB)

The tables below incorporate accounting standards from the SASB related to Health Care Distributors (HC-DI) as well as relevant topics from Medical Equipment and Supplies (HC-MS) and Software and IT Services (TC-SI). It includes references to sections within this report where specific topics are discussed in further detail.

SUSTAINABILITY DISCLOSURE TOPICS AND ACCOUNTING METRICS: HEALTHCARE DISTRIBUTORS

SASB TOPIC	ACCOUNTING METRIC	SASB CODE	RESPONSE
PRODUCT LIFECYCLE MANAGEMENT	Discussion of strategies to reduce the environmental impact of packaging throughout its lifecycle.	HC-DI-410a.1	See the ***Supply Chain Environmental Sustainability*** section of this report.
	Amount (by weight) of products accepted for take-back and reused, recycled or donated.	HC-DI-410a.2	This data is not collected at this time. See the ***Supply Chain Environmental Sustainability*** section of this report for more information on how we incorporate environmental considerations into our services.
BUSINESS ETHICS	Description of efforts to minimize conflicts of interest and unethical business practices.	HC-DI-510a.1	See the ***Ethics and Compliance*** section of this report.
	Total amount of monetary losses as a result of legal proceedings associated with bribery, corruption or other unethical business practices.	HC-DI-510a.2	In FY2023, Premier did not incur any losses as a result of legal proceedings associated with bribery, corruption or other unethical business practices.

SUSTAINABILITY DISCLOSURE TOPICS AND ACCOUNTING METRICS: MEDICAL EQUIPMENT AND SUPPLIES

SASB TOPIC	ACCOUNTING METRIC	SASB CODE	RESPONSE
PRODUCT DESIGN AND LIFECYCLE MANAGEMENT	Discussion of process to assess and manage environmental and human health considerations associated with chemicals in products and meet demand for sustainable products.	HC-MS-410a.1	See the ***Supply Chain Environmental Sustainability*** section of this report.
SUPPLY CHAIN MANAGEMENT	Percentage of (1) entity's facilities and (2) Tier I suppliers' facilities participating in third-party audit programs for manufacturing and product quality.	HC-MS-430a.1	See the ***Supply Chain Services*** section of this report.
	Description of efforts to maintain traceability within the distribution chain.	HC-MS-430a.2	See the ***Counterfeit Drugs and Traceability*** section of this report.
	Description of the management of risks associated with the use of critical materials.	HC-MS-430a.3	See the ***Supply Chain Services*** section of this report.

42

00
OVERVIEW
01
IMPROVING COMMUNITY HEALTH
02
ETHICS AND COMPLIANCE
03
OUR PEOPLE AND CULTURE
04
RESPONSIBLE SUPPLY CHAIN
05
ENVIRONMENTAL STEWARDSHIP
06
APPENDIX

SUSTAINABILITY ACCOUNTING STANDARDS BOARD (SASB)

The tables below incorporate accounting standards from the SASB related to Health Care Distributors (HC-DI) as well as relevant topics from Medical Equipment and Supplies (HC-MS) and Software and IT Services (TC-SI). It includes references to sections within this report where specific topics are discussed in further detail.

SUSTAINABILITY DISCLOSURE TOPICS AND ACCOUNTING METRICS: SOFTWARE AND IT SERVICES

SASB TOPIC	ACCOUNTING METRIC	SASB CODE	RESPONSE
ENVIRONMENTAL FOOTPRINT OF HARDWARE INFRASTRUCTURE	(1) Total energy consumed, (2) percentage grid electricity, (3) percentage renewable.	TC-SI-130a.1	Estimated electricity use associated with data centers in FY2022: (1) 3550 MWh, (2) 100%, (3) 49%
	(1) Total water withdrawn, (2) total water consumed, percentage of each in regions with high or extremely high baseline water stress.	TC-SI-130a.2	This data is not tracked at this time.
	Discussion of the integration of environmental considerations into strategic planning for data center needs.	TC-SI-130a.3	See the ***Facilities Management*** section of this report.
DATA PRIVACY AND FREEDOM OF EXPRESSION	Description of policies and practices relating to behavioral advertising and user privacy.	TC-SI-220a.1	Premier aligns digital activities with the laws of the nations in which we operate. Premier's Privacy Statement is reviewed and updated with reference to standardized processes and tools to help us comply with applicable laws. In addition, Premier maintains a number of internal privacy-related policies to ensure that we have a comprehensive approach to privacy management.

SUSTAINABILITY DISCLOSURE TOPICS AND ACCOUNTING METRICS: MEDICAL EQUIPMENT AND SUPPLIES

SASB TOPIC	ACCOUNTING METRIC	SASB CODE	RESPONSE
DATA PRIVACY AND FREEDOM OF EXPRESSION	Number of users whose information is used for secondary purposes.	TC-SI-220a.2	The use of user information is described in our ***Privacy Notice***.
	Total amount of monetary losses as a result of legal proceedings associated with user privacy.	TC-SI-220a.3	In FY2023, Premier did not incur any losses, fines or penalties resulting from legal proceedings related to user privacy.
	(1) Number of law enforcement requests for user information, (2) number of users whose information was requested, (3) percentage resulting in disclosure.	TC-SI-220a.4	In FY2023, Premier's Chief Privacy Officer did not receive any requests from government or law enforcement related to user information. Consequently, there were no users whose information was requested and no resulting disclosures. This response excludes requests, if any, that Premier is prohibited from disclosing by law.
	List of countries where core products or services are subject to government-required monitoring, blocking, content filtering or censoring.	TC-SI-220a.5	Premier's products and services are subject to customer oversight and contract terms but are not otherwise subject to government-required monitoring (other than applicable regulatory requirements), blocking, content filtering or censoring.

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OVERVIEW
01
IMPROVING COMMUNITY HEALTH
02
ETHICS AND COMPLIANCE
03
OUR PEOPLE AND CULTURE
04
RESPONSIBLE SUPPLY CHAIN
05
ENVIRONMENTAL STEWARDSHIP
06
APPENDIX

SUSTAINABILITY ACCOUNTING STANDARDS BOARD (SASB)

The tables below incorporate accounting standards from the SASB related to Health Care Distributors (HC-DI) as well as relevant topics from Medical Equipment and Supplies (HC-MS) and Software and IT Services (TC-SI). It includes references to sections within this report where specific topics are discussed in further detail.

SUSTAINABILITY DISCLOSURE TOPICS AND ACCOUNTING METRICS: SOFTWARE AND IT SERVICES

SASB TOPIC	ACCOUNTING METRIC	SASB CODE	RESPONSE
DATA SECURITY	(1) Number of data breaches, (2) percentage involving personally identifiable information (PII), (3) number of users affected.	TC-SI-230a.1	See the ***Cyber Risk Management, Data Security and Customer Privacy*** section of this report.
DATA SECURITY	Description of approach to identifying and addressing data security risks, including use of third-party cybersecurity standards.	TC-SI-230a.2	Premier maintains a formal Information Security Risk Management Program to continually identify, assess, mitigate, report, and monitor security risks across the enterprise. Premier's Information Security Risk Management and Compliance (ISRMC) team reviews and evaluates the risks identified in the program at least annually. For more information see the ***Cyber Risk Management, Data Security and Customer Privacy*** section of this report.
RECRUITING AND MANAGING A GLOBAL, DIVERSE AND SKILLED WORKFORCE	Percentage of employees that are (1) foreign nationals and (2) located offshore.	TC-SI-330a.1	For FY2023: 1) 2% 2) 0%
RECRUITING AND MANAGING A GLOBAL, DIVERSE AND SKILLED WORKFORCE	Employee engagement as a percentage.	TC-SI-330a.2	Employee engagement score vs. global benchmark as of Spring 2023: 80 (benchmark: 75). For more information, see the ***Engagement and Retention*** section of this report.

SUSTAINABILITY DISCLOSURE TOPICS AND ACCOUNTING METRICS: SOFTWARE AND IT SERVICES

SASB TOPIC	ACCOUNTING METRIC	SASB CODE	RESPONSE
RECRUITING AND MANAGING A GLOBAL, DIVERSE AND SKILLED WORKFORCE	Percentage of gender and racial/ethnic group representation for (1) management, (2) technical staff and (3) all other employees.	TC-SI-330a.3	See ***ESG Data Table*** above.
INTELLECTUAL PROPERTY PROTECTION AND COMPETITIVE BEHAVIOR	Total amount of monetary losses as a result of legal proceedings associated with anti-competitive behavior regulations.	TC-SI-520a.1	In FY2023, Premier did not experience a monetary loss as a result of legal proceedings associated with anti-competitive behavior regulations.
MANAGING SYSTEMIC RISKS FROM TECHNOLOGY DISRUPTIONS	Number of (1) performance issues, (2) service disruptions, (3) total customer downtime.	TC-SI-550A.1	In FY2023, Premier did not experience a performance or downtime issue that had a material impact on the business that required regulatory reporting to authorities or incurred financial penalties.
MANAGING SYSTEMIC RISKS FROM TECHNOLOGY DISRUPTIONS	Description of business continuity risks related to disruptions of operations	TC-SI-550A.2	Risks and potential risks are identified, and incidents (man-made disasters, extreme weather, epidemics/pandemics, natural disasters) are tracked that could result in either short- or long-term disruptions. Continuity measures are implemented and monitored as appropriate across business and information technology operations to mitigate identified potential materially adverse impacts. For more information, see the ***Enterprise Risk Management and Business Continuity*** section of this report.

44

TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES (TCFD) ALIGNMENT TCFD DISCLOSURE TCFD PILLAR PREMIER’S ALIGNMENT RECOMMENDATION 00 OVERVIEW Our Board of Directors works closely with our executive management team to oversee our ESG initiatives and sustainable business practices, which includes climate risks and opportunities as appropriate. Our Board retains ultimate oversight of 01 enterprise risk management (ERM) and remains informed through regular reporting and updates, including a standing IMPROVING COMMUNITY ERM presentation at each quarterly board meeting. Furthermore, each board committee evaluates and oversees the HEALTH management of risks, including those related to climate, within its area of responsibility. The Nominating and Governance Committee has primary responsibility for ESG oversight and reports to the full Board 02 ETHICS AND regarding ESG and climate matters, such as: COMPLIANCE a) Describe the board’s • Evaluating climate programs and policies. oversight of climate- 03 related risks and OUR PEOPLE • Reviewing performance related to ESG matters, (i.e., progress toward the achievement of climate goals). opportunities. AND CULTURE • Overseeing corporate communication plans and any reports in connection with climate initiatives. 04 • Monitoring trends, stockholder concerns and emerging issues related to climate that affect Premier and its industry, RESPONSIBLE SUPPLY CHAIN consulting with management, and making recommendations to the Board regarding overall ESG matters. Governance In carrying out its responsibilities for climate oversight, the Nominating and Governance Committees will coordinate with 05 the Compensation Committee and the Audit and Compliance Committee on climate-related subjects, including risk ENVIRONMENTAL STEWARDSHIP management as needed to ensure adequate oversight and awareness. 06 APPENDIX Premier’s ESG Steering Committee also plays a key role in governing our overall sustainability strategy and priorities, including climate impacts. The ESG Steering Committee is directed by and composed of cross-functional senior leaders who meet quarterly to develop and drive Premier’s sustainability objectives. The group provides updates to the b) Describe Nominating and Governance Committees on our ESG program and climate matters, emerging trends, and stakeholder management’s role in engagement. assessing and managing climate- In addition, Premier’s General Counsel is the executive-level lead for our initial initiatives to manage and, going forward, related risks and attempt to reduce our emissions and ensure we meet the stated requirements as defined in the White House/HHS opportunities. Climate Pledge (which Premier signed in 2022). Management is apprised of climate-related issues on an ad-hoc basis. If an issue being reviewed by any business unit is identified a material, climate-related issue, it may be brought to management for consideration and review of risk impact. 45

TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES (TCFD) ALIGNMENT TCFD DISCLOSURE TCFD PILLAR PREMIER’S ALIGNMENT RECOMMENDATION 00 OVERVIEW Premier recognizes that human health is inextricably linked to the planet’s health. Climate change has and will continue to increase the incidence and complexity of many health issues like asthma, especially in vulnerable and disadvantaged 01 IMPROVING populations. Climate change is also expected to trigger physical and economic impacts, including infrastructure and COMMUNITY supply chain disruptions. a) Describe the HEALTH climate-related risks and In 2022, climate change was not identified as a stand-alone risk thr ough our ERM process. However, we recognize that opportunities the 02 several risks that emerged through this process have potential to be intensified by climate change-related drivers. These company has identified ETHICS AND include risks related to macroeconomic conditions, governmental affairs and regulatory compliance, business continuity COMPLIANCE over the short, medium, and organizational resiliency, and third-party and vendor relationships. These risks are outlined in more detail in our 10-K. and long terms. 03 Premier understands our role as a player in the healthcare industry, and will continue adapting to changing public health OUR PEOPLE needs as health conditions emerge and intensify due to climate change. We anticipate opportunities emerging as we AND CULTURE respond to these changing health needs and as we work toward mitigating our impact on climate change. 04 RESPONSIBLE Premier is committed to taking annual, measured steps to address the impact of climate-related risks and opportunities SUPPLY CHAIN as part of our overall investment in the key ESG topics most relevant to our business. Strategy b) Describe the impact of climate-related risks In 2022, we began to baseline our Scope 1 and 2 GHG emissions to better understand our climate impact. In 2023, we 05 ENVIRONMENTAL and opportunities on the designated our General Counsel as our executive-level lead for our emissions reduction initiatives. In future years, we may STEWARDSHIP company’s businesses, expand our GHG reporting to include Scope 3 emissions, which will help inform Premier’s strategic decisions around our strategy and financial supply chain and business operations. 06 planning. APPENDIX Our continued growth in this space is discussed annually with our executive sponsors to determine how we will apply resources to advance our climate initiatives in alignment with our business strategy. c) Describe the resilience of the company’s strategy, taking into consideration Premier plans to explore scenario analysis in future ESG reporting. different climate-related scenarios, including a 2°C or lower scenario. 46

TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES (TCFD) ALIGNMENT TCFD DISCLOSURE TCFD PILLAR PREMIER’S ALIGNMENT RECOMMENDATION 00 OVERVIEW Premier has established a robust risk management framework and continues to build capacity to complement our sustainability-conscious enterprise risk management program, enabling: 01 IMPROVING • A thorough organizational knowledge of sustainability, promoting the capture of emerging sustainability risks. COMMUNITY HEALTH • Assessments revealing sustainability opportunities as well as risks. 02 a) Describe the • Measurement (qualification and quantification) of sustainability risks. ETHICS AND COMPLIANCE company’s processes • Common language and standards across enterprise functions, increasing collaboration, coverage, rigor, consistency in for identifying and management, and reporting. assessing climate- 03 related risks. OUR PEOPLE If climate-related risks arise, these risks are evaluated to determine associated impacts on each business unit and AND CULTURE considered as part of our quarterly ERM process. Results are presented to a collective group of individuals and executive team members for confirmation and then presented to the Board each quarter. 04 RESPONSIBLE Premier actively monitors the SEC and other institutions for potential and upcoming regulations and how they will impact SUPPLY CHAIN our various businesses. Impacts of upcoming financial regulations are presented to the Audit and Compliance Committee, as needed. 05 Risk ENVIRONMENTAL STEWARDSHIP Management Our Business Continuity and Disaster Recovery Plan (BCDRP) is designed to minimize disruption to our service delivery in the event of a natural disaster. Key business continuity and infrastructure recovery capabilities are validated through 06 third-party audits and through companywide tabletop exercises at least annually. APPENDIX b) Describe the company’s processes In addition, our Disaster Response Community team ensures business continuity for our members during a hurricane, fire, for managing climate- tornado or other emergency. We monitor all areas of the U.S. for natural disasters and other disruptive events that could related risks. affect our members, suppliers or employees. We are frequently in contact with local, state and national government organizations, such as Federal Emergency Management Agency (FEMA), National Hurricane Center (NHC), and the appropriate State Emergency Management Agency during disasters. c) Describe how processes for identifying, assessing and managing climate- Although climate change was not identified as a material risk in 2022, climate-r elated risk identification, assessment and related risks are management is encompassed within our overall risk management process. integrated into the company’s overall risk management. 47

TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES (TCFD) ALIGNMENT TCFD DISCLOSURE TCFD PILLAR PREMIER’S ALIGNMENT RECOMMENDATION 00 OVERVIEW a) Disclose the metrics used by the company to 01 IMPROVING assess climate-related Premier measures our Scope 1 and 2 greenhouse gas emissions year over year and quantifies the intensity of our COMMUNITY risks and opportunities emissions to better understand our climate impact. As we continue to advance our climate initiatives, we aim to develop HEALTH in line with its strategy other key performance indicators that will enable us to better track and assess climate risks and opportunities. and risk management 02 process. ETHICS AND COMPLIANCE b) Disclose Scope 1, 03 Scope 2, and, if OUR PEOPLE appropriate, Scope 3 Please see the Addressing Climate Change section of this report for our Scope 1 and 2 emissions figures for AND CULTURE greenhouse gas (GHG) FYs 2020, 2021, and 2022. emissions, and the 04 related risks. RESPONSIBLE SUPPLY CHAIN 05 ENVIRONMENTAL Metrics and STEWARDSHIP In 2022, Premier joined the White House/HHS Health Sector Climate Pledge, demonstrating our commitment to lowering Targets greenhouse gas emissions and building more climate-resilient infrastructure. As a part of this voluntary pledge, we have 06 committed to the following: APPENDIX 1. At minimum, reduce organizational emissions by 50% by 2030 (from a baseline no earlier than 2008) and achieve net-zero by 2050, publicly accounting for progress on this goal every year. c) Describe the targets used by the company to 2. Designate an executive-level lead for our work on reducing emissions by 2023, and conduct an inventory of Scope 3 manage climate-related (supply chain) emissions by the end of 2024. risks, and opportunities and performance 3. Develop and release a climate resilience plan for continuous operations by the end of 2023, anticipating the needs of against targets. groups in our communities that experience disproportionate risk of climate-related harm. As noted above, since committing to this pledge, we have designated our General Counsel as our executive-level lead, and improved data management practices for our annual Scope 1 & 2 GHG assessment. We plan to evaluate if a screening and calculation of material Scope 3 emissions may be pertinent to Premier in the future. We have also started exploring opportunities to build our climate resilience through a phased adoption of the TCFD framework. 48

00 OVERVIEW
01 IMPROVING COMMUNITY HEALTH
02 ETHICS AND COMPLIANCE
03 OUR PEOPLE AND CULTURE
04 RESPONSIBLE SUPPLY CHAIN
05 ENVIRONMENTAL STEWARDSHIP
06 APPENDIX

UN SUSTAINABLE DEVELOPMENT GOALS

The UN Sustainable Development Goals (SDGs) are a collaborative, global effort to achieve a better and more sustainable future for all. Represented by 17 global goals and 169 targets, the SDGs address challenges of poverty, inequality, climate change, environmental degradation, and peace and justice. Below we have identified the SDGs we believe have the greatest influence and impact through our business strategy, products and services.

GOAL	DESCRIPTION	PREMIER'S ALIGNMENT	REPORT SECTION
3 GOOD HEALTH AND WELL-BEING	Ensure healthy lives and promote well-being for all at all ages.	Premier is driven by our mission to improve the health of communities. We are uniquely positioned to enable better care and outcomes at a lower cost.	*Improving Community Health*
5 GENDER EQUALITY	Achieve gender equality and empower all women and girls.	We believe the positive impact of our Diversity, Equity, Inclusion and Belonging (DEIB) approach is far reaching, not only within our company, but also for the communities and members we serve. Premier is committed to equal opportunity and pay equity in the workplace and has various programs in place to ensure women thrive in our professional environment.	*Our People and Culture*
8 DECENT WORK AND ECONOMIC GROWTH	Promote sustained, inclusive and sustainable economic growth; full and productive employment; and decent work for all.	Through our Sourcing Education and Enrichment for Diverse and Small Suppliers (SEEDS) program, we aim to increase the number of small, diverse and regional enterprises doing business with members of our healthcare alliance; support diverse and small business enterprises; enable them to grow; and provide coaching, mentoring, and business educational tools to help them develop strategic long-term relationships with our members. Premier's commitment to a safe and healthy work environment extends to our overseas supply chain operations. Through our work with Bureau Veritas, an international social compliance audit organization, Premier has established criteria for our contracted manufacturing factories in East and Southeast Asia that require factories to ensure a safe, healthy work environment, compensation that adheres to local law and at no time permits indentured service.	*Responsible Supply Chain*
10 REDUCED INEQUALITIES	Reduce inequality within and among countries.	Through our data and analytics capabilities, collaboratives and other tools, we help healthcare providers better understand underserved populations, the severity of health-related problems and the root causes of disparate outcomes, connecting providers to best practices and care bundles for remediation. Some of the initiatives we have in place to help address the medically underserved include those dedicated to maternal health, opioid abuse, disparity gaps, social determinants of health and chronic health conditions.	*Improving Community Health* *Our People and Culture* *Ethics and Compliance*
12 RESPONSIBLE CONSUMPTION AND PRODUCTION	Ensure sustainable consumption and production patterns.	This report constitutes Premier's third year of ESG reporting. We have also established ESG structures, including an ESG Steering Committee that meets quarterly to ensure progress toward our sustainability goals.	*Overview*
13 CLIMATE ACTION	Take urgent action to combat climate change and its impacts.	This year, Premier completed our second GHG assessment, baselining our carbon footprint by calculating our Scope 1 and Scope 2 emissions for FY2022.. Our Environmentally Preferred Purchasing (EPP) Advisory Council helps our GPO members identify sustainable products, packaging and services.	*Environmental Stewardship* *Responsible Supply Chain*

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IMPROVING COMMUNITY HEALTH

02
ETHICS AND COMPLIANCE

03
OUR PEOPLE AND CULTURE

04
RESPONSIBLE SUPPLY CHAIN

05
ENVIRONMENTAL STEWARDSHIP

06
APPENDIX

ESG MATERIALITY ASSESSMENT DEFINITIONS

The following table lists the definitions of each of the 24 key ESG factors that surfaced through our ESG Materiality Assessment completed during FY2022. Please see page 6 for more information regarding this assessment and how Premier is incorporating it into its approach to ESG.

BUSINESS MODEL AND INNOVATION	
Business Model Resilience and Systemic Risk Management	Preparing for and managing potential crises and risks that may impact the business.
ESG Impacts of Products and Services	Researching, developing and offering products that integrate environmental, social and governance considerations and take advantage of consumer trends and interests in sustainability.
Impacts of Climate Change	Understanding and minimizing the risks associated with climate change and their impacts on the company.
Management of the Legal and Regulatory Environment	Ensuring compliance with applicable laws and regulations and upholding ethics and values when engaging in activities that may influence public policy.
Supply Chain Management and Human Rights	Understanding and ensuring that the entire value chain, including suppliers, aligns with the company's business ethics, including social and environmental performance.
GOVERNANCE AND LEADERSHIP	
Board Independence and Diversity	Promoting and accurately sharing the structure of the company's Board to ensure effectiveness and representation of stockholder values.
Business Ethics	Ensuring that the company's values, standards and norms are ethical and managed throughout business operations.
Governance of "ESG"	Ensuring oversight and management of environment, social and governance topics throughout the company's operations.
Intellectual Property and Anti-Competitive Behavior	Implementing anti-competitive practices and behaviors that address the issues associated with monopolies.
Stakeholder Engagement	Actively seeking input from stakeholders to incorporate into business strategies and priorities.

HUMAN CAPITAL	
Diversity, Equity and Inclusion	Providing a work environment that promotes diversity of gender, ethnicity, sexual orientation, physical ability, age, religious or personal beliefs and socioeconomic background.
Employee Engagement, Training and Development	Implementing programs and policies that attract and retain talent.
Labor Practices and Employee Well-Being	Upholding fair labor practices for all employees.
ENVIRONMENT	
Energy Management	Measuring and minimizing the usage and impacts from the company's data centers and energy consumption.
Environmental Management	Establishing strategies to reduce the environmental impacts and risks throughout the company's operations and facilities.
Greenhouse Gas (GHG) Management	Measuring and minimizing greenhouse gas emissions wherever feasible throughout the company's operations and facilities.
Recycling and Waste Management	Measuring and minimizing the production of waste wherever feasible throughout the lifecycle of the company's products and services.
Water Management	Measuring and minimizing the usage and impacts from water consumption wherever feasible throughout the company's operations and facilities.
SOCIAL CAPITAL	
Access and Affordability	Taking measures to ensure the accessibility and inclusiveness of products and services.
Customer Privacy	Protecting and mitigating the risks associated with personally identifiable information (PII) and user data.
Data Security	Establishing an information and cybersecurity system that is secure, resilient and reliable.
Customer Welfare and Product Safety	Promoting and protecting customer well-being by minimizing the health and safety risks of product offerings.
Philanthropy and Volunteerism	Supporting and establishing positive relations with communities.
Product Quality and Supply Chain Integrity	Establishing and sustaining processes to ensure that products meet quality standards in accordance with regulatory requirements.

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IMPROVING COMMUNITY HEALTH

02
ETHICS AND COMPLIANCE

03
OUR PEOPLE AND CULTURE

04
RESPONSIBLE SUPPLY CHAIN

05
ENVIRONMENTAL STEWARDSHIP

06
APPENDIX

CITATIONS AND FOOTNOTES

1 Centers for Disease Control and Prevention. 2022. "Stigma Reduction." https://www.cdc.gov/stopoverdose/stigma/index.html

2 Hazelden Betty Ford Foundation. 2021. "Americans Increasing Substance Use to Cope with Mental Strain; Parents at Highest Risk." https://www.hazeldenbettyford.org/press-release/mental-health-index-report

3 National Safety Council (NSC) and NORC at the University of Chicago, December 2, 2020. "New Analysis: Employers Can Save Average of $8,500 for Supporting Each Employee in Recovery from Substance Use Disorder." https://www.nsc.org/newsroomnew-analysis-employers-stand-to-save-an-average-of

4 Li, M., Peterson, C., Xu, L., Mikosz, C. A., & Luo, F. "Medical costs of substance use disorders in the U.S. employer-sponsoredinsurance population. "JAMA Network Open, 6(1). January 24, 2023. https://doi.org/10.1001/jamanetworkopen.2022.52378

5 Murray CJL, Gakidou EE, Frenk J. Critical reflection – health inequalities and social group differences: what should we measure? Bull World Health Organ. 1999;77:537–44.

6 Di (2-ethylhexyl) phthalate (DEHP) is a plasticizer in the phthalate family that is commonly added to polyvinyl chloride (PVC) as a softener for medical products such as intravenous (IV) containers.

7 Greening the OR", Practice Greenhealth Greening the OR | Practice Greenhealth. Note: Premier is a Premium Affiliate Member.

8 As of March 2023.

9 Metric Tons of Carbon Dioxide equivalent. Total emissions numbers may not sum due to rounding.

10 Location-based emissions are those estimated based on local grid power sources.

11 Market-based emissions are those estimated after factoring in power purchase agreements and renewable energy certificates.

12 For additional information on Premier's ethics and compliance programs and practices, please see the Ethics and Compliance and Governance Documents sections of our website.

13 Includes full-time employees who self-identify as Native Hawaiian, Pacific Islander, American Indian, Alaskan Native, or two or more races.

14 Ibid.

15 Includes cash donations, matched donations and Volunteer Hours Program.

16 Location-based emissions are those estimated based on local grid power sources.

17 Market-based emissions are those estimated after factoring in power purchase agreements and renewable energy certificates.

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00 OVERVIEW 01 IMPROVING COMMUNITY HEALTH 02 ETHICS AND COMPLIANCE 03 OUR PEOPLE AND CULTURE 04 RESPONSIBLE SUPPLY CHAIN 05 ENVIRONMENTAL STEWARDSHIP 06 APPENDIX 52